--------------------------- --------------------- -----------------------------
[BEAR STEARNS LOGO OMITTED]    October 7, 2005    [MORGAN STANLEY LOGO OMITTED]
--------------------------- --------------------- -----------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                   ------------------------------------------

                                 $1,948,599,000
                                  (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                  AS DEPOSITOR

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                            AS MORTGAGE LOAN SELLERS

                   ------------------------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

                   ------------------------------------------

BEAR, STEARNS & CO. INC.                                          MORGAN STANLEY
CO-LEAD BOOKRUNNING MANAGER                          CO-LEAD BOOKRUNNING MANAGER

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

TRANSACTION FEATURES
--------------------
>> Sellers:

---------------------------------------------------------------------------------------------------------------------
                                                                      NO. OF     NO.OF      CUT-OFF DATE     % OF
SELLERS                                                               LOANS    PROPERTIES   BALANCE ($)(1)  POOL (1)
---------------------------------------------------------------------------------------------------------------------

 Wells Fargo Bank, National Association                                 101       146      678,477,543       32.7
 Morgan Stanley Mortgage Capital Inc.                                    41        41      466,839,868       22.5
 Bear Stearns Commercial Mortgage, Inc.                                  45        63      470,399,939       22.7
 Principal Commercial Funding, LLC                                       32        33      264,261,278       12.7
 Principal Commercial Funding, LLC / Morgan Stanley Mortgage Capital      2         2      193,000,000        9.3
 Inc.
---------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                                 221       285    2,072,978,628      100.0
---------------------------------------------------------------------------------------------------------------------

(1) Excludes the subordinated Non-Pooled Component of Mortgage Loan No.1,
Lakeforest Mall, which is described in detail in the Prospectus Supplement.

>> Loan Pool:
   o     Average Cut-off Date Balance:  $9,379,994
   o     Largest Mortgage Loan by Cut-off Date Balance:  $121,050,000
   o     Five largest and ten largest loans:  24.3% and 36.0% of pool, respectively

>> Credit Statistics:
   o     Weighted average debt service coverage ratio of 2.01x
   o     Weighted average current loan-to-value ratio of 61.3%; weighted average balloon loan-to-value ratio of 51.7%

>>       Property Types:

                              [PIE CHART OMITTED]
Retail 38.0%
Manufactured Housing Community 0.9%
Self Storage 2.4%
Other 6.9%
Industrial 7.6%
Multifamily 7.9%
Hospitality 10.1%
Office 26.4%

Notes: "Other" collateral consists of Mixed Use, Parking, Marina, and Leased
Fee.

>> Call Protection: (as applicable)
   o     74.8% of the pool (153 loans) has a lockout period ranging from 23 to
         47 payments from origination, then defeasance provisions.
   o     9.7% of the pool (20 loans) has a lockout period ranging from 16 to 35 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%.
   o     6.9% of the pool (39 loans) has a lockout period ranging from 25 to 47 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permit defeasance two years following securitization.
   o     4.1% of the pool (1 loan) is freely prepayable with a yield maintenance premium.
   o     1.7% of the pool (1 loan) is freely prepayable with the greater of yield maintenance and a prepayment premium of 1.0% for 26 payments, and then permits defeasance.
   o     1.4% of the pool (1 loan) is freely prepayable with the greater of yield maintenance and a prepayment premium of 2.0% for 26 payments, and then permits defeasance.
   o     1.0% of the pool (1 loan) has a lockout period of 26 payments from origination, then a yield maintenance premium.
   o     0.4% of the pool (5 loans) is freely prepayable with the greater of yield maintenance and a prepayment premium of 1.0% for 26 payments, then permits defeasance or the greater of yield maintenance and a prepayment premium of 1.0%.

>> Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying Agent in addition to detailed payment and delinquency information. Information provided by the Paying Agent is expected to be available at
   www.ctslink.com/cmbs. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Paying
   Agent's website.

>> Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.

>> Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                        2

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

OFFERED CERTIFICATES
--------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 APPROXIMATE   CERTIFICATE
            INITIAL                                                              EXPECTED FINAL     INITIAL    PRINCIPAL TO
          CERTIFICATE     SUBORDINATION      RATINGS      AVERAGE    PRINCIPAL    DISTRIBUTION   PASS-THROUGH     VALUE
 CLASS    BALANCE (1)         LEVELS     (FITCH/MOODY'S) LIFE(2)(3) WINDOW(2)(4)     DATE(2)        RATE(5)      RATIO(6)
----------------------------------------------------------------------------------------------------------------------------

A-1       $126,750,000        17.000%       AAA / Aaa       2.99       1 - 57        7/12/10         [ ]%          50.9%
----------------------------------------------------------------------------------------------------------------------------
A-2       $189,450,000        17.000%       AAA / Aaa       4.79      57 - 60       10/12/10         [ ]%          50.9%
----------------------------------------------------------------------------------------------------------------------------
A-3       $176,000,000        17.000%       AAA / Aaa       6.61      78 - 84       10/12/12         [ ]%          50.9%
----------------------------------------------------------------------------------------------------------------------------
A-AB      $142,600,000        17.000%       AAA / Aaa       7.04      60 - 108      10/12/14         [ ]%          50.9%
----------------------------------------------------------------------------------------------------------------------------
A-4A      $954,956,000        27.000%       AAA / Aaa       9.72     108 - 119       9/12/15         [ ]%          44.8%
----------------------------------------------------------------------------------------------------------------------------
A-4B      $130,816,000        17.000%       AAA / Aaa       9.90     119 - 120      10/12/15         [ ]%          50.9%
----------------------------------------------------------------------------------------------------------------------------
A-J       $147,699,000         9.875%       AAA / Aaa       9.97     120 - 121      11/12/15         [ ]%          55.3%
----------------------------------------------------------------------------------------------------------------------------
B          $15,548,000         9.125%       AA+ / Aa1      10.04     121 - 121      11/12/15         [ ]%          55.7%
----------------------------------------------------------------------------------------------------------------------------
C          $20,730,000         8.125%        AA / Aa2      10.04     121 - 121      11/12/15         [ ]%          56.4%
----------------------------------------------------------------------------------------------------------------------------
D          $15,547,000         7.375%       AA- / Aa3      10.04     121 - 121      11/12/15         [ ]%          56.8%
----------------------------------------------------------------------------------------------------------------------------
E          $28,503,000         6.000%         A / A2       10.04     121 - 121      11/12/15         [ ]%          57.7%
----------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (7)
------------------------

-------------------------------------------------------------------------------------------------------------------------------
            INITIAL
          CERTIFICATE                                                                              APPROXIMATE     CERTIFICATE
          BALANCE OR                                                             EXPECTED FINAL      INITIAL        PRINCIPAL
           NOTIONAL       SUBORDINATION     RATINGS        AVERAGE   PRINCIPAL     DISTRIBUTION    PASS-THROUGH     TO VALUE
 CLASS     AMOUNT(1)         LEVELS      FITCH/MOODY'S)  LIFE(2)(3) WINDOW(2)(4)      DATE(2)         RATE(5)        RATIO(6)
-------------------------------------------------------------------------------------------------------------------------------

X        $2,072,978,628(8)     ---        AAA / Aaa        ---         ---             ---          Variable Rate       ---
-------------------------------------------------------------------------------------------------------------------------------
F        $18,139,000         5.125%        A- / A3        10.04      121 - 121       11/12/15           [ ]%           58.2%
-------------------------------------------------------------------------------------------------------------------------------
G        $18,139,000         4.250%      BBB+ / Baa1      10.04      121 - 121       11/12/15           [ ]%           58.7%
-------------------------------------------------------------------------------------------------------------------------------
H        $23,321,000         3.125%       BBB / Baa2      10.09      121 - 127        5/12/16           [ ]%           59.4%
-------------------------------------------------------------------------------------------------------------------------------
J        $18,138,000         2.250%      BBB- / Baa3      10.78      127 - 131        9/12/16           [ ]%           60.0%
-------------------------------------------------------------------------------------------------------------------------------
K- Q     $46,642,628           ---           ---           ---         ---              ---             [ ]%            ---
-------------------------------------------------------------------------------------------------------------------------------
LF (9)   $20,000,000           ---           ---           ---         ---              ---             ---             ---
-------------------------------------------------------------------------------------------------------------------------------

Notes:      (1)  In the case of each such Class, subject to a permitted variance of plus or minus 5%.

            (2)  Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.

            (3)  Average life is expressed in terms of years.

            (4)  Principal window is the period (expressed in terms of months and commencing with the month of November 2005) during which distributions of principal are expected to be made to the
                 holders of each designated Class.

            (5)  The Class A-1, A-2, A-3, A-AB, A-4A, A-4B, A-J, B, C, D, E, F,
                 G, H and J Certificates will each accrue interest at either (i)
                 a fixed rate, (ii) a fixed rate subject to a cap at the
                 weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage which percentage may be zero. The Class X Certificates will accrue interest at a variable rate as described herein.

            (6)  Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and the Certificate Balances
                 of all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio, calculated as described herein. The
                 Class A-1, A-2, A-3, A-AB and A-4B Certificate Principal to
                 Value Ratio is calculated based upon the aggregate of the Class
                 A-1, A-2, A-3, A-AB, A-4A and A-4B Certificate Balances. The
                 Class A-4A Certificate Principal to Value Ratio is calculated similarly, but also includes the subordination to the Class
                 A-4A Certificates of the Class A-4B Certificates.

            (7)  Certificates to be offered privately pursuant to Rule 144A.

            (8)  The Class X Notional Amount is defined herein and in the
                 Prospectus Supplement.

            (9)  Mortgage Loan No. 1, Lakeforest Mall, has been divided into a pooled senior component and a non-pooled subordinate component.
                 The Class LF Certificates only have an interest in the
                 non-pooled subordinate component and do not have an interest in any other mortgage loan. No other Class of Certificates has an interest in the subordinate non-pooled component. Consequently, the Class LF Certificates and the subordinate non-pooled
                 component are disregarded for all purposes in this Term Sheet.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                        3

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

I.  ISSUE CHARACTERISTICS
    ---------------------

Issue Type:                       Public: Classes A-1, A-2, A-3, A-AB, A-4A,
                                  A-4B, A-J, B, C, D and E (the "Offered
                                  Certificates")

                                  Private (Rule 144A): Classes X, F, G, H, J, K,
                                  L, M, N, O, P, Q and LF

Securities Offered:               $1,948,599,000 monthly pay, multi-class,
                                  commercial mortgage REMIC Pass-Through
                                  Certificates, including eleven principal and
                                  interest classes (Classes A-1, A-2, A-3, A-AB,
                                  A-4A, A-4B, A-J, B, C, D and E)

Sellers:                          Wells Fargo Bank, National Association, Morgan
                                  Stanley Mortgage Capital Inc., Bear Stearns
                                  Commercial Mortgage, Inc., and Principal
                                  Commercial Funding, LLC

Co-lead Bookrunning Managers:     Bear, Stearns & Co. Inc. and Morgan Stanley &
                                  Co. Incorporated

Master Servicer:                  Wells Fargo Bank, National Association

Primary Servicers:                Principal Global Investors, LLC (with respect
                                  to the individual loans sold by Principal
                                  Commercial Funding, LLC), Wells Fargo Bank,
                                  National Association (with respect to the
                                  individual loans sold by it, Bear Stearns
                                  Commercial Mortgage, Inc., and Morgan Stanley
                                  Mortgage Capital Inc.)

Special Servicer:                 ARCap Servicing, Inc.

Trustee:                          LaSalle Bank National Association

Paying Agent and Registrar:       Wells Fargo Bank, National Association

Cut-Off Date:                     October 1, 2005 (or with respect to any
                                  mortgage loan originated in October 2005 that
                                  has its first scheduled payment date in
                                  December 2005, the date of origination). For
                                  purposes of the information contained in this
                                  term sheet, scheduled payments due in October
                                  2005 with respect to mortgage loans not having
                                  payment dates on the first of each month have
                                  been deemed received on October 1, 2005, not
                                  the actual day on which such scheduled
                                  payments were due.

Expected Closing Date:            On or about October 28, 2005

Distribution Dates:               The 12th of each month, commencing in November
                                  2005 (or if the 12th is not a business day,
                                  the next succeeding business day)

Advancing:                        The Master Servicer is required to advance
                                  delinquent monthly mortgage payments to the
                                  extent recoverable. If the Master Servicer
                                  determines that a previously made advance is
                                  not recoverable, the Master Servicer will
                                  reimburse itself from the Certificate Account
                                  for the amount of the advance, plus interest.
                                  The reimbursement will be taken first from
                                  principal distributable on the Certificates
                                  and then interest. The Master Servicer has
                                  discretion to defer to later periods any
                                  reimbursements that would be taken from
                                  interest on the Certificates. Reimbursement
                                  for previously made recoverable advances
                                  deferred pursuant to a workout will be taken
                                  from principal distributable on the
                                  Certificates.

Minimum Denominations:            $25,000 for the Class A-1, A-2, A-3, A-AB,
                                  A-4A, A-4B and A-J Certificates and $100,000
                                  for all other Offered Certificates and in
                                  multiples of $1 thereafter

Settlement Terms:                 DTC, Euroclear and Clearstream, same day
                                  funds, with accrued interest

Legal/Regulatory Status:          Classes A-1, A-2, A-3, A-AB, A-4A, A-4B, A-J,
                                  B, C, D and E are expected to be eligible for
                                  exemptive relief under ERISA. No Class of
                                  Certificates is SMMEA eligible.

Risk Factors:                     THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                  NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                  "RISK FACTORS" SECTION OF THE PROSPECTUS
                                  SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                  THE PROSPECTUS

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                        4

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

II. CLASS X CHARACTERISTICS
---------------------------

Class X Notional Amount:          The Notional Amount of the Class X
                                  Certificates will be equal to the aggregate of
                                  the Certificate Balances of the classes of
                                  Principal Balance Certificates outstanding
                                  from time to time.

Class X Pass-Through Rate:        The Pass-Through Rate applicable to the Class
                                  X Certificates for the initial Distribution
                                  Date will equal approximately [ ]% per annum.
                                  The Pass-Through Rate applicable to the Class
                                  X Certificates for each Distribution Date
                                  subsequent to the initial Distribution Date
                                  will equal the weighted average of the
                                  respective strip rates (the "Class X Strip
                                  Rates") at which interest accrues from time to
                                  time on the respective components of the total
                                  Notional Amount of the Class X Certificates
                                  outstanding immediately prior to the related
                                  Distribution Date (weighted on the basis of
                                  the respective balances of such components
                                  outstanding immediately prior to such
                                  Distribution Date). Each of those components
                                  will be comprised of the related class of the
                                  Principal Balance Certificates.

                                  For any Distribution Date, the applicable
                                  Class X Strip Rate with respect to each such
                                  component will equal the excess, if any, of
                                  (a) the Weighted Average Net Mortgage Rate for
                                  such Distribution Date, over (b) the
                                  Pass-Through Rate for such Distribution Date
                                  for the related class of Principal Balance
                                  Certificates. Under no circumstances will any
                                  Class X Strip Rate be less than zero.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                        5

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

Prepayment Premium Allocation:    Any Prepayment Premiums/Yield Maintenance
                                  Charges collected with respect to a Mortgage
                                  Loan during any particular Collection Period
                                  will be distributed to the holders of each
                                  Class of Principal Balance Certificates (other
                                  than an excluded class as defined below) then
                                  entitled to distributions of principal on such
                                  Distribution Date in an amount equal to the
                                  lesser of (i) such Prepayment Premium/Yield
                                  Maintenance Charge and (ii) the Prepayment
                                  Premium/Yield Maintenance Charge multiplied by
                                  the product of (a) a fraction, the numerator
                                  of which is equal to the amount of principal
                                  distributed to the holders of that Class on
                                  the Distribution Date, and the denominator of
                                  which is the total principal distributed on
                                  that distribution date, and (b) a fraction not
                                  greater than one, the numerator of which is
                                  equal to the excess, if any, of the
                                  Pass-Through Rate applicable to that Class,
                                  over the relevant Discount Rate (as defined in
                                  the Prospectus Supplement), and the
                                  denominator of which is equal to the excess,
                                  if any, of the Mortgage Rate of the Mortgage
                                  Loan that prepaid, over the relevant Discount
                                  Rate.

                                  The portion, if any, of the Prepayment
                                  Premium/Yield Maintenance Charge remaining
                                  after such payments to the holders of the
                                  Principal Balance Certificates will be
                                  distributed to the holders of the Class X
                                  Certificates. For the purposes of the
                                  foregoing, the Class K Certificates and below
                                  are the excluded classes.

                                  The following is an example of the Prepayment
                                  Premium Allocation under (ii) above based on
                                  the information contained herein and the
                                  following assumptions:

                                  o Two Classes of Certificates: Class A-2 and X

                                  o The characteristics of the Mortgage Loan
                                    being prepaid are as follows:

                                     - Mortgage Rate:  5.50%

                                     - Maturity Date:  10 years

                                  o The Discount Rate is equal to 4.00%

                                  o The Class A-2 Pass-Through Rate is equal to
                                    4.25%

                                                                  CLASS A-2 CERTIFICATES
                                  --------------------------------------------------------------------------------

                                                                                                         YIELD
                                                                                                      MAINTENANCE
                                             METHOD                                   FRACTION         ALLOCATION
                                                                                    -------------    -------------
                                                                                      CLASS A-2        CLASS A-2
                                                                                    -------------    -------------
                                  (Class A-2 Pass-Through Rate - Discount Rate)     (4.25%-4.00%)        16.67%
                                  ---------------------------------------------     -------------
                                  Discount Rate) (Mortgage Rate - Discount Rate)    (5.50%-4.00%)

                                                                CLASS X CERTIFICATE
                                  ---------------------------------------------------------------------------------

                                                                                                         YIELD
                                                                                                      MAINTENANCE
                                                   METHOD                             FRACTION         ALLOCATION
                                  ------------------------------------------        -------------    -------------
                                         1 - Class A-2 YM Allocation                  1 - 16.67%         83.33%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                        6

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

III. SELLERS               Wells Fargo Bank, National Association ("WFB")
     -------               ----------------------------------------------
                           The Mortgage Pool includes 101 Mortgage Loans,
                           representing 32.7% of the Initial Pool Balance, that
                           were originated by WFB.

                           WFB is a national banking association and affiliate
                           of Wells Fargo & Company that provides a full range
                           of banking services to individual, agribusiness, real
                           estate, commercial and small business customers. The
                           loans originated by WFB were originated through its
                           Capital Markets Group.

                           Morgan Stanley Mortgage Capital Inc. ("MSMC")*
                           ----------------------------------------------
                           The Mortgage Pool includes 41 Mortgage Loans,
                           representing 22.5% of the Initial Pool Balance, that
                           were originated by or on behalf of MSMC or purchased
                           from a third party.

                           MSMC is subsidiary of Morgan Stanley & Co.
                           Incorporated and was formed to originate and purchase
                           mortgage loans secured by commercial and multifamily
                           real estate.

                           Bear Stearns Commercial Mortgage, Inc. ("BSCMI")
                           ------------------------------------------------
                           The Mortgage Pool includes 45 Mortgage Loans,
                           representing 22.7% of the Initial Pool Balance, that
                           were originated by BSCMI and/or its affiliates.

                           BSCMI originates loans secured by retail, office,
                           industrial, multifamily, self-storage and hotel
                           properties as well as manufactured housing
                           communities located in the United States. BSCMI and
                           its affiliates originate and underwrite loans through
                           four offices located throughout the United States.
                           BSCMI loan origination and underwriting professionals
                           are all full-time BSCMI employees.

                           Principal Commercial Funding, LLC ("PCF")*
                           ------------------------------------------
                           The Mortgage Pool includes 32 Mortgage Loans,
                           representing 12.7% of the Initial Pool Balance, that
                           were originated by PCF and/or its affiliates.

                           PCF is a wholly owned subsidiary of Principal Global
                           Investors, LLC, which is a wholly owned subsidiary of
                           Principal Life Insurance Company. PCF was formed as a
                           Delaware limited liability company to originate and
                           acquire loans secured by commercial and multi-family
                           real estate. Each of the PCF loans was originated and
                           underwritten by PCF and/or its affiliates.

       *With respect to Mortgage Loan No. 2, West Towne Mall and Mortgage Loan
        No. 5, East Towne Mall, in aggregate representing 9.3% of the pool, the loans were co-originated by PCF and MSMC.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                        7

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

IV.  COLLATERAL DESCRIPTION
     ----------------------

                                TEN LARGEST LOANS
                                -----------------

------ ------------------------------------- ----------- --------------- ------ ----------- -------------- -------- ----------

                                              MORTGAGE                                                               UNITS/
                                                LOAN                             PROPERTY    CUT-OFF DATE   % OF      ROOMS/
  NO.             PROPERTY NAME                SELLER         CITY       STATE     TYPE        BALANCE      POOL       SF
------ ------------------------------------- ----------- --------------- ------ ----------- -------------- -------- ----------
 1.    Lakeforest Mall                          MSMC     Gaithersburg     MD    Retail       $121,050,000   5.8%      402,625
------ ------------------------------------- ----------- --------------- ------ ----------- -------------- -------- ----------
 2.    West Towne Mall                        PCF/MSMC   Madison          WI    Retail       $113,000,000   5.5%      459,935
------ ------------------------------------- ----------- --------------- ------ ----------- -------------- -------- ----------
 3.    The Westin Copley Place                  WFB      Boston           MA    Hospitality  $105,000,000   5.1%          803
------ ------------------------------------- ----------- --------------- ------ ----------- -------------- -------- ----------
 4.    Two Renaissance Square                   PCF      Phoenix          AZ    Office        $85,200,000   4.1%      470,464
------ ------------------------------------- ----------- --------------- ------ ----------- -------------- -------- ----------
 5.    East Towne Mall                        PCF/MSMC   Madison          WI    Retail        $80,000,000   3.9%      430,387
------ ------------------------------------- ----------- --------------- ------ ----------- -------------- -------- ----------
 6.    Lawson Commons                          BSCMI     St. Paul         MN    Office        $58,300,000   2.8%      436,478
------ ------------------------------------- ----------- --------------- ------ ----------- -------------- -------- ----------
 7.    Park 'N Fly Atlanta                      WFB      College Park     GA    Other         $16,890,000   0.8%        2,322
       Park 'N Fly Dallas                       WFB      Coppell          TX    Other         $14,110,000   0.7%        1,914
       Park 'N Fly Cleveland                    WFB      Brook Park       OH    Other          $9,440,000   0.5%        1,625
       Park 'N Fly Houston                      WFB      Houston          TX    Other          $7,560,000   0.4%        2,957
                                                                                               ----------   ----        -----
                                  SUBTOTAL:                                                   $48,000,000   2.3%        8,818
------ ------------------------------------- ----------- --------------- ------ ----------- -------------- -------- ----------
 8.    1345 Avenue of the Americas              MSMC     New York         NY    Office        $46,800,000   2.3%    1,896,140
------ ------------------------------------- ----------- --------------- ------ ----------- -------------- -------- ----------
 9.    200 Madison Avenue                       MSMC     New York         NY    Office        $45,000,000   2.2%      666,527
------ ------------------------------------- ----------- --------------- ------ ----------- -------------- -------- ----------
 10.   Computershare Canton                    BSCMI     Canton           MA    Office        $44,500,000   2.1%      185,171
------ ------------------------------------- ----------- --------------- ------ ----------- -------------- -------- ----------
       TOTALS/WEIGHTED AVERAGES                                                              $746,850,000   36.0%
------ ------------------------------------- ----------- --------------- ------ ----------- -------------- -------- ----------

------ ------------------------------------- ----------- --------------- ------ -----------
                                              LOAN
                                               PER                       CUT-OFF   BALLOON
                                               ROOM/    CURRENT   DSCR     DATE     /ARD
  NO.             PROPERTY NAME               UNIT/SF    DSCR    POST IO   LTV       LTV
------ -------------------------------------  -------- --------- -------- -------- --------
 1.    Lakeforest Mall                         $301     2.37x     2.37x    55.3%    55.3%
------ -------------------------------------  -------- --------- -------- -------- --------
 2.    West Towne Mall                         $246     2.00x     2.00x    62.4%    50.9%
------ -------------------------------------  -------- --------- -------- -------- --------
 3.    The Westin Copley Place                $261,519  2.08x     2.08x    64.6%    64.6%
------ -------------------------------------  -------- --------- -------- -------- --------
 4.    Two Renaissance Square                  $181     1.60x     1.60x    70.6%    70.6%
------ -------------------------------------  -------- --------- -------- -------- --------
 5.    East Towne Mall                         $186     1.76x     1.76x    59.8%    48.8%
------ -------------------------------------  -------- --------- -------- -------- --------
 6.    Lawson Commons                          $134     1.50x     1.23x    69.0%    63.1%
------ -------------------------------------  -------- --------- -------- -------- --------
 7.    Park 'N Fly Atlanta                    $5,443    3.01x     2.17x    50.4%    42.2%
       Park 'N Fly Dallas                     $5,443    3.01x     2.17x    50.4%    42.2%
       Park 'N Fly Cleveland                  $5,443    3.01x     2.17x    50.4%    42.2%
       Park 'N Fly Houston                    $5,443    3.01x     2.17x    50.4%    42.2%
                                              ------    -----     -----    -----    -----
                                  SUBTOTAL:   $5,443    3.01X     2.17X    50.4%    42.2%
------ -------------------------------------  -------- --------- -------- -------- --------
 8.    1345 Avenue of the Americas             $271     2.58x     1.93x    41.1%     0.1%
------ -------------------------------------  -------- --------- -------- -------- --------
 9.    200 Madison Avenue                      $135     2.62x     2.62x    45.0%    45.0%
------ -------------------------------------  -------- --------- -------- -------- --------
 10.   Computershare Canton                    $240     1.85x     1.85x    64.0%    64.0%
------ -------------------------------------  -------- --------- -------- -------- --------
       TOTALS/WEIGHTED AVERAGES                         2.09X     1.97X    59.7%    53.2%
------ -------------------------------------  -------- --------- -------- -------- --------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                        8

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

                         PARI PASSU AND COMPANION LOANS
                         ------------------------------

                                          ORIGINAL A-NOTE
   NO.           PROPERTY NAME                BALANCES             TRANSACTION                 SPECIAL SERVICER
-------- ------------------------------- ------------------ ---------------------------- --------------------------------

  1.     The Westin Copley Place           $105,000,000              BSCMSI 2005-TOP20            ARCap Servicing, Inc.*
                                           $105,000,000                            TBD                               TBD
-------- ------------------------------- ------------------ ---------------------------- --------------------------------
  2.     1345 Avenue of the Americas       $466,695,115                      FB 2005-1        Wells Fargo Bank, National
                                                                                                            Association*
                                            $46,800,000              BSCMSI 2005-TOP20             ARCap Servicing, Inc.
-------- ------------------------------- ------------------ ---------------------------- --------------------------------
  3.     200 Madison Avenue                 $45,000,000                  GSMS 2005-GG4               LNR Partners, Inc.*
                                            $45,000,000              BSCMSI 2005-TOP20             ARCap Servicing, Inc.
-------- ------------------------------- ------------------ ---------------------------- --------------------------------
  4.     Park Avenue Plaza                 $229,469,275                      FB 2005-1        Wells Fargo Bank, National
                                                                                                            Association*
                                            $19,350,000              BSCMSI 2005-TOP20             ARCap Servicing, Inc.
-------- ------------------------------- ------------------ ---------------------------- --------------------------------
  5.     Hinckley Portfolio                 $17,500,000                MSCI 2005-TOP19            ARCap Servicing, Inc.*
                                            $17,500,000              BSCMSI 2005-TOP20             ARCap Servicing, Inc.
-------- ------------------------------- ------------------ ---------------------------- --------------------------------

     * Denotes lead servicer

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                        9

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

CUT-OFF DATE BALANCE ($)
--------------------------------------------------
                      NO. OF   AGGREGATE
                    MORTGAGE   CUT-OFF DATE  % OF
                       LOANS   BALANCE ($)   POOL
--------------------------------------------------
1 - 1,000,000             5     3,406,973    0.2
1,000,001 - 2,000,00     52    82,340,765    4.0
2,000,001 - 3,000,000    38    95,381,234    4.6
3,000,001 - 4,000,000    25    87,292,893    4.2
4,000,001 - 5,000,000    17    77,291,790    3.7
5,000,001 - 6,000,000     9    48,875,057    2.4
6,000,001 - 7,000,000    11    72,023,750    3.5
7,000,001 - 8,000,000     7    53,563,213    2.6
8,000,001 - 9,000,000     5    43,361,850    2.1
9,000,001 - 10,000,000    5    48,955,551    2.4
10,000,001 - 15,000,000  14   168,624,722    8.1
15,000,001 - 20,000,000  10   180,842,493    8.7
20,000,001 - 25,000,000   6   135,147,794    6.5
25,000,001 - 50,000,000  11   413,320,544   19.9
50,000,001 <=             6   562,550,000   27.1
--------------------------------------------------
TOTAL:                  221 2,072,978,628  100.0
--------------------------------------------------

Min: 548,718  Max: 121,050,000  Average: 9,379,994
--------------------------------------------------

STATE
----------------------------------------------
                    NO. OF   AGGREGATE
                  MORTGAGE   CUT-OFF DATE % OF
                PROPERTIES   BALANCE ($)  POOL
----------------------------------------------
California - Southern 31     185,823,358   9.0
California - Northern 27     148,765,825   7.2
Wisconsin              4     205,674,609   9.9
New York              13     175,479,792   8.5
Massachusetts          5     164,650,000   7.9
Maryland               5     137,431,023   6.6
Arizona               17     121,389,619   5.9
Texas                 36     117,197,370   5.7
Florida               22      97,126,920   4.7
Washington             7      80,192,546   3.9
Connecticut            5      69,516,334   3.4
Other States         113     569,731,231  27.5
----------------------------------------------
 TOTAL:              285   2,072,978,628 100.0
----------------------------------------------

PROPERTY TYPE
----------------------------------------------
                    NO. OF   AGGREGATE
                  MORTGAGE   CUT-OFF DATE % OF
                PROPERTIES   BALANCE ($)  POOL
----------------------------------------------
Retail               134   787,168,303   38.0%
Office                35   546,661,879   26.4%
Hospitality           16   210,058,970   10.1%
Multifamily           38   163,306,301    7.9%
Industrial            30   156,573,243    7.6%
Mixed Use              3    72,500,000    3.5%
Other                 11    69,548,702    3.4%
Self Storage          13    48,893,239    2.4%
Manufactured
Housing Community      5    18,267,991    0.9%
----------------------------------------------
TOTAL:               285 2,072,978,628   100.0
----------------------------------------------

MORTGAGE RATE (%)
----------------------------------------------
                    NO. OF   AGGREGATE
                  MORTGAGE   CUT-OFF DATE % OF
                     LOANS   BALANCE ($)  POOL
----------------------------------------------
4.501 - 5.000       30       682,264,909  32.9
5.001 - 5.500      139     1,108,759,678  53.5
5.501 - 6.000       45       236,956,085  11.4
6.001 - 6.500        7        44,997,956   2.2
----------------------------------------------
TOTAL:             221     2,072,978,628 100.0
----------------------------------------------

Min: 4.540     Max: 6.440     Wtd Avg:  5.201
----------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
----------------------------------------------
                    NO. OF   AGGREGATE
                  MORTGAGE   CUT-OFF DATE % OF
                     LOANS   BALANCE ($)  POOL
----------------------------------------------
1 - 60              10     198,610,002     9.6
61 - 120           193   1,708,012,052    82.4
121 - 180           12     115,911,143     5.6
181 - 240            6      50,445,432     2.4
----------------------------------------------
TOTAL:             221   2,072,978,628   100.0
----------------------------------------------

 Min: 60      Max: 240       Wtd Avg:  114
--------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
----------------------------------------------
                    NO. OF   AGGREGATE-
                  MORTGAGE   CUT-OFF DATE % OF
                     LOANS   BALANCE ($)  POOL
----------------------------------------------
1 - 60              10     198,610,002     9.6
61 - 120           195   1,774,162,052    85.6
121 - 180           10      49,761,143     2.4
181 - 240            6      50,445,432     2.4
----------------------------------------------
TOTAL:             221   2,072,978,628   100.0
----------------------------------------------

 Min: 57      Max: 239       Wtd Avg: 113
---------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS)
-------------------------------------------------
                    NO. OF   AGGREGATE
                  MORTGAGE   CUT-OFF DATE % OF
                     LOANS   BALANCE ($)  POOL
-------------------------------------------------
Interest Only       34    694,436,000     33.5
61 - 120             3     67,720,749      3.3
121 - 180            5     14,836,796      0.7
181 - 240           12     60,569,083      2.9
241 - 300           43    266,359,118     12.8
301 - 360          123    957,806,882     46.2
361 - 580            1     11,250,000      0.5
-------------------------------------------------
TOTAL:             221  2,072,978,628    100.0
-------------------------------------------------

Non Zero Min: 90  Max: 415  Non Zero Wtd Avg: 328
-------------------------------------------------

REMAINING AMORTIZATION TERM (MOS)
--------------------------------------------------
                    NO. OF   AGGREGATE
                  MORTGAGE   CUT-OFF DATE  % OF
                     LOANS   BALANCE ($)   POOL
--------------------------------------------------
Interest Only       34     694,436,000     33.5
61 - 120             3      67,720,749      3.3
121 - 180            5      14,836,796      0.7
181 - 240           12      60,569,083      2.9
241 - 300           43     266,359,118     12.8
301 - 360          123     957,806,882     46.2
361 - 580            1      11,250,000      0.5
--------------------------------------------------
TOTAL:             221    2,072,978,62    100.0
--------------------------------------------------

Non Zero Min: 88  Max: 415  Non Zero Wtd Avg: 327
-------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
------------------------------------------------
                    NO. OF   AGGREGATE
                  MORTGAGE   CUT-OFF DATE   % OF
                     LOANS   BALANCE ($)    POOL
------------------------------------------------
<= 20.0                3     16,970,749     0.8
20.1 - 30.0            1      5,800,000     0.3
30.1 - 40.0           12     44,300,983     2.1
40.1 - 50.0           30    197,976,780     9.6
50.1 - 60.0           62    647,893,326    31.3
60.1 - 70.0           61    691,725,487    33.4
70.1 - 80.0           52    468,311,304    22.6
------------------------------------------------
TOTAL:               221  2,072,978,628   100.0
------------------------------------------------
 Min: 7.1     Max: 79.8   Wtd Avg: 61.3
------------------------------------------------

 LOAN-TO-VALUE RATIO AT MATURITY (%)
 -----------------------------------------------
                    NO. OF    AGGREGATE
                  MORTGAGE    CUT-OFF DATE  % OF
                     LOANS    BALANCE ($)   POOL
 -----------------------------------------------
 <= 20.0               15    144,902,977     7.0
 20.1 - 30.0            9     31,112,473     1.5
 30.1 - 40.0           25     86,470,313     4.2
 40.1 - 50.0           55    441,422,816    21.3
 50.1 - 60.0           70    685,987,758    33.1
 60.1 - 70.0           44    566,332,291    27.3
 70.1 - 80.0            3    116,750,000     5.6
 -----------------------------------------------
 TOTAL:               221  2,072,978,628   100.0
 -----------------------------------------------
 Min: 0.0     Max: 73.4   Wtd Avg:   51.7
 -----------------------------------------------

 DEBT SERVICE COVERAGE RATIO (X)
 ---------------------------------------------
                    NO. OF   AGGREGATE
                  MORTGAGE   CUT-OFF DATE % OF
                     LOANS   BALANCE ($)  POOL
 ---------------------------------------------
 <= 1.20                2     6,192,602    0.3
 1.21 - 1.30           31   145,874,429    7.0
 1.31 - 1.40           18   114,375,011    5.5
 1.41 - 1.50           31   188,510,143    9.1
 1.51 - 1.60           21   242,177,364   11.7
 1.61 - 1.70           16    97,880,078    4.7
 1.71 - 1.80           12   140,802,399    6.8
 1.81 <=               90 1,137,166,602   54.9
 ---------------------------------------------
 TOTAL:               221 2,072,978,628  100.0
 ---------------------------------------------

  Min: 1.15    Max: 16.51    Wtd Avg: 2.01
 ---------------------------------------------

 POST PARTIAL IO PERIOD DEBT SERVICE COVERAGE
 RATIO (X)
 ---------------------------------------------
                    NO. OF   AGGREGATE
                  MORTGAGE   CUT-OFF DATE % OF
                     LOANS   BALANCE ($)  POOL
 ---------------------------------------------
 <= 1.20                5    58,877,602    2.8
 1.21 - 1.30           38   261,199,429   12.6
 1.31 - 1.40           20   107,425,011    5.2
 1.41 - 1.50           34   173,333,143    8.4
 1.51 - 1.60           25   219,302,364   10.6
 1.61 - 1.70           16    88,280,078    4.3
 1.71 - 1.80           13   148,262,399    7.2
 1.81 <=               70 1,016,298,602   49.0
 ---------------------------------------------
 TOTAL:               221 2,072,978,628  100.0
 ---------------------------------------------

  Min: 1.11    Max: 16.51    Wtd Avg: 1.91
 ---------------------------------------------

All numerical information concerning the Mortgage Loans is approximate and excludes the subordinated Non-Pooled Component of Mortgage Loan No. 1,
Lakeforest Mall, which is described in detail in the Prospectus Supplement. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-Off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgage Loans secured by multiple properties. Sum of columns may not match "Total" due to rounding.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       10

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions          OCT-05          OCT-06          OCT-07          OCT-08          OCT-09          OCT-10
------------------------------------------------------------------------------------------------------------------------------

Locked Out                       92.45%          92.42%          92.28%          77.90%          77.67%          78.57%
YM(2)                             4.11%           4.14%           4.18%           5.29%           5.36%           6.06%
Greater of YM and 1.00%(2)(3)     2.07%           2.05%           2.15%          16.81%          16.97%          15.37%
Greater of YM and 2.00%(2)        1.37%           1.38%           1.40%           0.00%           0.00%           0.00%
Open                              0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
------------------------------------------------------------------------------------------------------------------------------
TOTALS                          100.00%         100.00%         100.00%         100.00%         100.00%         100.00%
------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding     $2,072,978,628  $2,058,096,548   $2,040,310,132  $2,015,037,361  $1,986,065,880  $1,756,728,579
% Initial Pool Balance          100.00%          92.28%          98.42%          97.20%          95.81%          84.74%
------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd) OCT-11          OCT-12          OCT-13          OCT-14          OCT-15          OCT-16
------------------------------------------------------------------------------------------------------------------------------

Locked Out                       78.42%          84.61%          84.56%          81.78%          12.92%          52.12%
YM(2)                             6.18%           1.41%           1.44%           1.50%           0.00%           0.00%
Greater of YM and 1.00%(2)(3)    15.40%          13.98%          13.99%          14.21%          17.43%          47.88%
Greater of YM and 2.00%(2)        0.00%           0.00%           0.00%           0.00%           0.00%           0.00%
Open                              0.00%           0.00%           0.00%           2.50%          69.66%           0.00%
------------------------------------------------------------------------------------------------------------------------------
TOTALS                          100.00%         100.00%         100.00%         100.00%         100.00%         100.00%
------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding     $1,722,691,286  $1,512,617,947   $1,475,805,502  $1,416,378,067  $255,923,223     $41,669,708
% Initial Pool Balance           83.10%          72.97%          71.19%          68.33%          10.90%           2.01%
------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

--------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd) OCT-17          OCT-18          OCT-19          OCT-20
--------------------------------------------------------------------------------------------

Locked Out                       52.97%          54.07%          55.56%          59.26%
YM(2)                             0.00%           0.00%           0.00%           0.00%
Greater of YM and 1.00%(2)(3)    47.03%          45.93%          44.44%          40.74%
Greater of YM and 2.00%(2)        0.00%           0.00%           0.00%           0.00%
Open                              0.00%           0.00%           0.00%           0.00%
--------------------------------------------------------------------------------------------
TOTALS                          100.00%         100.00%         100.00%         100.00%
--------------------------------------------------------------------------------------------
Pool Balance Outstanding       $37,779,047    $33,657,178     $29,290,286     $18,595,046
% Initial Pool Balance            1.82%          1.62%           1.41%            0.90%
--------------------------------------------------------------------------------------------

Notes
(1) The analysis is based on the Structuring Assumptions and a 0% CPR as discussed herein.
(2) See Appendix II for a description of the Yield Maintenance.
(3) DEF/YM1 loans have been modeled as Yield Maintenance.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       11

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 - LAKEFOREST MALL
--------------------------------------------------------------------------------

                       [PHOTO OF LAKEFOREST MALL OMITTED]

                       [PHOTO OF LAKEFOREST MALL OMITTED]

                       [PHOTO OF LAKEFOREST MALL OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       12

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 - LAKEFOREST MALL
--------------------------------------------------------------------------------

          [MAP OF GREATER GAITHERSBURG AND WASHINGTON DC AREA OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       13

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 - LAKEFOREST MALL
--------------------------------------------------------------------------------

----------------------------------------------------------------------
                          LOAN INFORMATION
-------------------------------- -------------------------------------
LOAN PURPOSE:                    Acquisition
ORIGINAL BALANCE(1):             $121,050,000
CUT-OFF DATE BALANCE(1):         $121,050,000
SHADOW RATING (MOODY'S/FITCH):   Baa3/BBB-
FIRST PAYMENT DATE:              August 8, 2005
INTEREST RATE:                   4.895%
AMORTIZATION:                    Interest Only
ARD:                             NAP
HYPERAMORTIZATION:               NAP
MATURITY DATE:                   July 8, 2010
EXPECTED MATURITY BALANCE(1):    $121,050,000
SPONSORS:                        The Mills Corporation and GM Asset
                                 Management
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Locked out until the earlier of
                                 June 9, 2008 or 2 years after the
                                 REMIC "start-up" date, with U.S.
                                 Treasury defeasance thereafter.
                                 Prepayable without penalty from and
                                 after April 8, 2010.

LOAN PER SF(1):                  $300.65

UP-FRONT RESERVES:               None

ONGOING RESERVES:                RE Tax:                Springing
                                 Insurance:             Springing
                                 TI/LC                  Springing
                                 Cap Ex:                Springing

LOCKBOX:                         Hard
----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------
                     PROPERTY INFORMATION
------------------------ ------------ --------------------------
SINGLE ASSET/PORTFOLIO:  Single Asset
PROPERTY TYPE:           Retail
PROPERTY SUB-TYPE:       Anchored
LOCATION:                Gaithersburg, MD
YEAR BUILT/RENOVATED:    1978/2000
OCCUPANCY(2):            89.1%
SQUARE FOOTAGE:          402,625
THE COLLATERAL:          Two-level super regional mall
OWNERSHIP INTEREST:      Fee

PROPERTY MANAGEMENT:     The Millsservices Corporation

U/W NET OP. INCOME:      $14,682,196
U/W NET CASH FLOW:       $14,246,245
U/W OCCUPANCY:           90.9%
APPRAISED VALUE:         $218,900,000
CUT-OFF DATE LTV(1):     55.3%
MATURITY DATE LTV(1):    55.3%
DSCR(1):                 2.37x
POST IO DSCR(1):         NAP
----------------------------------------------------------------

----------------------------------------------------------------

(1)  The subject $121,050,000 loan represents the pooled portion of a
     $141,050,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the $121,050,000 pooled financing. The $20,000,000 subordinate balance will also be contributed to the trust and is not offered hereby. The DSCR calculated for the whole loan is 2.04x.

(2)  Occupancy is based on collateral in-place tenants from the underwritten rent roll dated July 1, 2005. Total gross leasable for this center is
     1,052,232 square feet, of which 402,625 square feet is included in the collateral for the Lakeforest Mall Loan.

THE LAKEFOREST MALL LOAN

      THE LOAN. The largest loan (the "Lakeforest Mall Loan") as evidenced by the Promissory Note (the "Lakeforest Mall Note") is secured by a first priority fee Indemnity Deed of Trust, Assignment of Leases and Rents, Security Agreement
and Fixture Filing (the "Lakeforest Mall Mortgage") encumbering a 402,625 square foot portion of the super-regional shopping center known as Lakeforest Mall, located in Gaithersburg, Maryland (the "Lakeforest Mall Property"). The
Lakeforest Mall Loan was originated on June 9, 2005 by or on behalf of Morgan
Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is Lakeforest LLC, a Delaware limited liability company (the "Lakeforest Mall Borrower") that owns no material asset other than the Lakeforest Mall Property and related interests. The Lakeforest Borrower is a subsidiary held 50% by General Motors Asset Management and 50% by The Mills
Corporation, the sponsors of the Lakeforest Loan. General Motors Asset
Management is an indirect subsidiary of General Motors Corporation. The Mills
Corporation (NYSE:MLS) is a retail-oriented real investment trust based in
Virginia.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       14

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

      THE PROPERTY. The Lakeforest Mall Property is located in Gaithersburg,
Maryland, 15 miles north of Washington, D.C. The Lakeforest Mall Property was originally constructed in 1978 and renovated in 2000. It consists of a 1,052,232 square foot, two story super-regional mall, of which 402,625 square feet is included in the collateral for the Lakeforest Mall Loan. The Lakeforest Mall
Property is situated on approximately 102 acres (of which 47.5 acres are encumbered) and includes 5,700 parking spaces. The Lakeforest Mall Property is anchored by Hecht's, JC Penney, Lord & Taylor and Sears. Each of these stores is owned by the relevant occupant, and is not part of the collateral for the
Lakeforest Mall Loan.

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
----------------------- ------------- ------------------ --------------- -------------- ------------------ -------------------------
                                        AVERAGE BASE       % OF TOTAL                    % OF TOTAL BASE
                        # OF LEASES      RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES    CUMULATIVE % OF TOTAL
         YEAR             ROLLING          ROLLING          ROLLING      OF SF ROLLING       ROLLING       RENTAL REVENUES ROLLING
----------------------- ------------- ------------------ --------------- -------------- ------------------ -------------------------

        Vacant               --              --               11%             11%              --                      --
----------------------- ------------- ------------------ --------------- -------------- ------------------ -------------------------
         2005                39            $15.88              8%             19%              4%                      4%
----------------------- ------------- ------------------ --------------- -------------- ------------------ -------------------------
         2006                24            $25.65             13%             32%              11%                    15%
----------------------- ------------- ------------------ --------------- -------------- ------------------ -------------------------
         2007                20            $41.74             10%             42%              14%                    29%
----------------------- ------------- ------------------ --------------- -------------- ------------------ -------------------------
         2008                17            $30.03             10%             52%              9%                     38%
----------------------- ------------- ------------------ --------------- -------------- ------------------ -------------------------
         2009                10            $43.13              8%             60%              11%                    49%
----------------------- ------------- ------------------ --------------- -------------- ------------------ -------------------------
         2010                15            $71.31              5%             65%              12%                    61%
----------------------- ------------- ------------------ --------------- -------------- ------------------ -------------------------
         2011                14            $45.68              9%             74%              14%                    74%
----------------------- ------------- ------------------ --------------- -------------- ------------------ -------------------------
         2012                6             $41.05              4%             78%              5%                     80%
----------------------- ------------- ------------------ --------------- -------------- ------------------ -------------------------
         2013                12            $29.65              7%             86%              7%                     87%
----------------------- ------------- ------------------ --------------- -------------- ------------------ -------------------------
         2014                8             $32.38              6%             91%              6%                     93%
----------------------- ------------- ------------------ --------------- -------------- ------------------ -------------------------
    2015 & Beyond            8             $25.37              9%            100%              7%                     100%
----------------------- ------------- ------------------ --------------- -------------- ------------------ -------------------------

The following table presents certain information relating to the major tenants at the Lakeforest Mall Property:

----------------------- ----------------- ------------ ------------ -------------- -------------- --------------- ----------------
                         CREDIT RATING                                              % OF TOTAL      ANNUALIZED
                            (FITCH /                                 ANNUALIZED     ANNUALIZED     UNDERWRITTEN
                           MOODY'S /                                UNDERWRITTEN   UNDERWRITTEN    BASE RENT ($       LEASE
         TENANT NAME        S&P)(1)        TENANT NRSF   % OF NRSF    BASE RENT      BASE RENT      PER NRSF)       EXPIRATION
----------------------- ----------------- ------------ ------------ -------------- -------------- --------------- ----------------

Mastercraft Interiors       --/--/--        20,290          5%        $210,002          2%            $10.35       11/30/2008
----------------------- ----------------- ------------ ------------ -------------- -------------- --------------- ----------------
F.Y.E. / For Your           --/--/--        11,411          3%        $275,005          2%            $24.10        7/31/2006
Entertainment
----------------------- ----------------- ------------ ------------ -------------- -------------- --------------- ----------------
Bombay Company              --/--/--         8,972          2%        $143,552          1%            $16.00        6/30/2015
----------------------- ----------------- ------------ ------------ -------------- -------------- --------------- ----------------
Forever 21                  --/--/--         7,937          2%        $198,420          2%            $25.00        1/31/2011
----------------------- ----------------- ------------ ------------ -------------- -------------- --------------- ----------------
Charlotte Russe             --/--/--         6,963          2%        $208,890          2%            $30.00        1/31/2011
----------------------- ----------------- ------------ ------------ -------------- -------------- --------------- ----------------
Express                   --/Baa2/BBB        6,500          2%        $169,000          1%            $26.00        1/31/2011
----------------------- ----------------- ------------ ------------ -------------- -------------- --------------- ----------------
Victoria's Secret         --/Baa2/BBB        6,500          2%        $195,000          2%            $30.00        1/31/2016
----------------------- ----------------- ------------ ------------ -------------- -------------- --------------- ----------------
Red Robin                   --/--/--         6,411          2%        $176,302          1%            $27.50        1/31/2016
----------------------- ----------------- ------------ ------------ -------------- -------------- --------------- ----------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     PROPERTY MANAGEMENT. The Lakeforest Mall Property is managed by The
Millsservices Corporation, which is an affiliate of the Lakeforest Mall Loan's sponsor. The management agreement is subordinate to the Lakeforest Mall Loan.

     ESCROWS AND RESERVES. During the continuance of a Cash Management Event, the Lakeforest Mall Borrower is required to deposit monthly (a) $26,696.67 into a TI/LC reserve, (b) $5,163.58 into a Replacement Reserve account and (c) 1/12 of the total annual amount of taxes and insurance premiums.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Provided the Lakeforest Mall
Borrower does not then have additional debt (as described below), the owners of the interests in the Lakeforest Mall Borrower or in Lakeforest Associates LLC
may obtain a mezzanine loan, provided the Lakeforest Mall Borrower has obtained a rating agency confirmation that the proposed mezzanine debt will not result in a qualification, reduction or withdrawal of the ratings of the REMIC securities, or, provided certain conditions are met including that (i) the amount of the mezzanine debt does not exceed an amount which, when added to the then outstanding principal balance of the Lakeforest Mall Loan, causes the loan-to-value ratio to exceed 75%, (ii) as of the date the mezzanine loan is advanced, underwritten cash flow is equal to closing date underwritten cash flow, (iii) the mezzanine loan is issued by an institutional lender, (iv) the mezzanine loan is coterminous with the Lakeforest Mall Loan, (v) the mezzanine debt will be a fixed rate loan or floating rate loan containing a capped interest rate and spread and (vi) the mezzanine loan lender will enter into an intercreditor agreement.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Provided the
Lakeforest Mall Borrower does not then have mezzanine debt (as described above), the Lakeforest Mall Borrower may obtain additional pari passu or junior secured financing provided that certain

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       15

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

conditions are met, similar to conditions (i) through (v) described above with respect to mezzanine debt, and also provided that the additional debt lender shall enter into a co-lender or subordination and standstill agreement, and that the Lakeforest Mall Borrower has obtained a rating agency confirmation that the proposed additional debt will not result in a qualification, reduction or withdrawal of the ratings of the REMIC securities (or any shadow rating applicable to the Lakeforest Mall Loan).

         RELEASE OF PARCELS. The Lakeforest Mall Borrower may obtain a release of a designated unimproved outparcel, without any required prepayment of the
Lakeforest Mall Loan, provided the Lakeforest Mall Borrower satisfies certain conditions, including delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the release.

         Certain additional information regarding the Lakeforest Mall Loan and the Lakeforest Mall Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       16

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       17

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - WEST TOWNE MALL
--------------------------------------------------------------------------------

                       [PHOTO OF WEST TOWNE MALL OMITTED]

                       [PHOTO OF WEST TOWNE MALL OMITTED]

                       [PHOTO OF WEST TOWNE MALL OMITTED]

                       [PHOTO OF WEST TOWNE MALL OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       18

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - WEST TOWNE MALL
--------------------------------------------------------------------------------

                    [MAP OF THE GREATER MADISON AREA OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       19

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - WEST TOWNE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------
                                LOAN INFORMATION
------------------------------- --------------------------------- --

LOAN PURPOSE:                   Refinance
ORIGINAL BALANCE:               $113,000,000
CUT-OFF DATE BALANCE:           $113,000,000
SHADOW RATING (MOODY'S /        Baa2 / BBB-
FITCH)
FIRST PAYMENT DATE:             December 1, 2005
INTEREST RATE:                  5.000%
AMORTIZATION:                   360 Months
ARD:                            NAP
HYPERAMORTIZATION:              NAP
MATURITY DATE:                  November 1, 2015
EXPECTED MATURITY BALANCE:      $92,139,229
SPONSOR:                        CBL & Associates Properties, Inc
INTEREST CALCULATION:           30/360
CALL PROTECTION:                Locked out until the earlier of
                                December 1, 2008 or 2 years after the REMIC
                                "start-up" date, with U.S. Treasury defeasance.
                                Prepayable without penalty from and after July
                                1, 2015.

LOAN PER SF:                    $245.69

UP-FRONT RESERVES:               Other:               $3,000,000

ONGOING RESERVES:                RE Tax:             Springing
                                 Insurance:          Springing
                                 Cap Ex.:            Springing
                                 TI/LC:              Springing

LOCKBOX(1):                      Soft, Springing to Hard
--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------
                              PROPERTY INFORMATION
----------------------- --------------------------------------------

SINGLE ASSET/PORTFOLIO: Single Asset
PROPERTY TYPE:          Retail
PROPERTY SUB-TYPE:      Anchored
LOCATION:               Madison, WI
YEAR BUILT/RENOVATED:   1970, 1990 / 2003 - 2004
OCCUPANCY(2):           100.0%
SQUARE FOOTAGE:         459,935
THE COLLATERAL:         Class A regional mall
OWNERSHIP INTEREST:     Fee

PROPERTY MANAGEMENT:    CBL & Associates Management, Inc.

U/W NET OP. INCOME:      $15,093,204
U/W NET CASH FLOW:       $14,573,478
U/W OCCUPANCY:           97.5%
APPRAISED VALUE:         $181,000,000
CUT-OFF DATE LTV:        62.4%
MATURITY DATE LTV:      50.9%
DSCR: 2.00x
POST IO DSCR: NAP
--------------------------------------------------------------------

--------------------------------------------------------------------

(1)  A hard lockbox is triggered in any event of default or if the debt service coverage ratio calculated at the end of any fiscal year falls below 1.15x.

(2)  Occupancy is based on the rent roll dated September 30, 2005.

WEST TOWNE MALL  LOAN

      THE LOAN. The second largest loan (the "West Towne Mall Loan") as evidenced by the Promissory Note (the "West Towne Mall Note") is secured by a
Leasehold Mortgage and Security Agreement, Assignment of Leases and Rents (the
"West Towne Mall Mortgage") encumbering the 459,935 square foot regional mall known as West Towne, located in Madison, Wisconsin (the "West Towne Mall
Property"). The West Towne Mall Loan was co-originated on October 3, 2005 by or on behalf of Principal Commercial Funding, LLC and Morgan Stanley Mortgage
Capital Inc. The Ground Lessor has fully subjected its fee interest to the West
Towne Mall Mortgage and its interest does not survive foreclosure of the West
Towne Mortgage.

      THE BORROWER. The borrower is Madison/West Towne, LLC, a Delaware limited liability company (the "West Towne Mall Borrower") that owns no material asset other than the West Towne Mall Property and related interests. The West Towne
Mall Borrower is a single purpose bankruptcy remote entity. The West Towne Mall
Borrower is 100% owned by CBL & Associates Properties, Inc.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       20

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

      THE PROPERTY. The West Towne Mall Property is located in Madison,
Wisconsin, at 66 West Towne Mall. The West Towne Mall Property was originally constructed in 1970 expanded in 1990 and renovated in 2003-2004. It consists of
459,935 square feet of regional mall space. The West Towne Mall Property is situated on approximately 130.24 acres and includes 7,870 parking spaces.

------------------------------------------------------------------------------------------------------------------------------------
                                                         LEASE ROLLOVER SCHEDULE
---------------- ------------- --------------- ------------------ ----------------- ---------------------- -------------------------
                                AVERAGE BASE      % OF TOTAL                           % OF TOTAL BASE
                 # OF LEASES    RENT PER SF       SQUARE FEET     CUMULATIVE % OF      RENTAL REVENUES      CUMULATIVE % OF TOTAL
     YEAR          ROLLING        ROLLING           ROLLING          SF ROLLING            ROLLING         RENTAL REVENUES ROLLING
---------------- ------------- --------------- ------------------ ----------------- ---------------------- -------------------------

    Vacant            --             --               --                 --                  --                       --
---------------- ------------- --------------- ------------------ ----------------- ---------------------- -------------------------
     2005             --             --               --                 --                  --                       --
---------------- ------------- --------------- ------------------ ----------------- ---------------------- -------------------------
     2006             7            $87.66             1%                 1%                  3%                       3%
---------------- ------------- --------------- ------------------ ----------------- ---------------------- -------------------------
     2007             10           $26.11             6%                 7%                  7%                      10%
---------------- ------------- --------------- ------------------ ----------------- ---------------------- -------------------------
     2008             12           $40.24             5%                12%                  7%                      17%
---------------- ------------- --------------- ------------------ ----------------- ---------------------- -------------------------
     2009             16           $30.31             9%                21%                  11%                     29%
---------------- ------------- --------------- ------------------ ----------------- ---------------------- -------------------------
     2010             9            $15.54             15%               36%                  10%                     38%
---------------- ------------- --------------- ------------------ ----------------- ---------------------- -------------------------
     2011             10           $30.62             7%                43%                  9%                      47%
---------------- ------------- --------------- ------------------ ----------------- ---------------------- -------------------------
     2012             7            $21.28             8%                51%                  7%                      54%
---------------- ------------- --------------- ------------------ ----------------- ---------------------- -------------------------
     2013             10           $20.96             16%               67%                  14%                     68%
---------------- ------------- --------------- ------------------ ----------------- ---------------------- -------------------------
     2014             4            $56.62             1%                69%                  3%                      71%
---------------- ------------- --------------- ------------------ ----------------- ---------------------- -------------------------
 2015 & Beyond        15           $22.77             31%               100%                 29%                     100%
---------------- ------------- --------------- ------------------ ----------------- ---------------------- -------------------------

     The following table presents certain information relating to the major tenants at the West Towne Mall:

------------------------ --------------- ------------ -------------- --------------- -------------- --------------- ----------------
                         CREDIT RATING                                                % OF TOTAL      ANNUALIZED
                            (FITCH/                                    ANNUALIZED     ANNUALIZED     UNDERWRITTEN
                            MOODY'S                                   UNDERWRITTEN   UNDERWRITTEN    BASE RENT ($       LEASE
         TENANT NAME        /S&P)(1)      TENANT NRSF    % OF NRSF     BASE RENT       BASE RENT      PER NRSF)       EXPIRATION
------------------------ --------------- ------------ -------------- --------------- -------------- --------------- ----------------

Dick's Sporting Goods       --/--/--       66,000          14%       $1,190,004           11%           $18.03          1/31/2020
------------------------ --------------- ------------ -------------- --------------- -------------- --------------- ----------------
Steve & Barry's             --/--/--       37,121           8%        $445,452             4%           $12.00          4/30/2013
------------------------ --------------- ------------ -------------- --------------- -------------- --------------- ----------------
H&M                         --/--/--       18,377           4%        $441,048             4%           $24.00          5/31/2016
------------------------ --------------- ------------ -------------- --------------- -------------- --------------- ----------------
Victoria's Secret          --/Baa2/BBB      8,295           2%        $290,325             3%           $35.00          1/31/2011
------------------------ --------------- ------------ -------------- --------------- -------------- --------------- ----------------
Abercrombie & Fitch         --/--/--       10,842           2%        $271,056             2%           $25.00          1/31/2013
------------------------ --------------- ------------ -------------- --------------- -------------- --------------- ----------------
Granite City                --/--/--        9,000           2%        $256,500             2%           $28.50         12/31/2021
------------------------ --------------- ------------ -------------- --------------- -------------- --------------- ----------------
Express                    --/Baa2/BBB      9,483           2%        $237,075             2%           $25.00         10/31/2015
------------------------ --------------- ------------ -------------- --------------- -------------- --------------- ----------------
Casual Corner               --/--/--        7,980           2%        $215,460             2%           $27.00          4/30/2012
------------------------ --------------- ------------ -------------- --------------- -------------- --------------- ----------------
Toys R' Us                  CCC/B3/B+      48,638          11%        $209,230             2%           $4.30           4/30/2010
------------------------ --------------- ------------ -------------- --------------- -------------- --------------- ----------------
New York &Co.               --/--/--        7,887           2%        $205,062             2%           $26.00          3/31/2016
------------------------ --------------- ------------ -------------- --------------- -------------- --------------- ----------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     ESCROWS AND RESERVES. In any event of default or if the DSCR, when calculated after the end of any fiscal year falls, below 1.15x, the Borrower will begin making monthly deposits for Taxes and Insurance based on the current estimated expenses. If either of these trigger events occur the borrower will also begin making monthly capital expense reserve payments of $7,665.58 per month, capped at a $183,973.92 balance, and tenant improvement and leasing commission escrow reserve payments of $38,327.92 per month, capped at a
$689,902.56 balance. In addition a $3,000,000 letter of credit is being held by the Lender as a leasing holdback. The letter of credit will be released when
Borrower provides evidence in the form of an estoppel certificate that Granite
City is paying rent and there is no event of default. In the event Granite City terminates its lease and does not begin paying rent, the letter of credit can be reduced, provided there is no event of default and the aggregate fixed rent and fixed reimbursements are equal to and greater than the amounts set forth in the
Loan Documents.

     PROPERTY MANAGEMENT. The West Towne Mall Property is managed by CBL &
Associates Management, Inc.

     MEZZANINE LOAN, UNSECURED DEBT, OR PREFERRED EQUITY INTEREST. Future
unsecured inter-company debt is allowed, but not to exceed $5,000,000 in the aggregate subject to receipt by lender of an acceptable subordination agreement and new non-consolidation opinion

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Two parcels, the Mountain Jack Release Parcel and the
NTB Release Parcel, both out parcels that were not included in the appraisal for purposes of valuation, may be released with no pre-payment of the West Towne
Loan, upon compliance with the provisions of the West Towne Loan Documents. In addition, De Minimus Parcels, which were included in the appraisal for purposes of valuation, may be released without prepayment of the West Towne Loan provided that the parcels are unimproved, not income producing and not considered material to use and operation of the West Towne Property and that the release complies with the provisions of the West Towne Loan Documents.

     Certain additional information regarding the West Towne Mall Loan and the
West Towne Mall Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       21

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 3 - THE WESTIN COPLEY PLACE
--------------------------------------------------------------------------------

                   [PHOTO OF THE WESTIN COPLEY PLACE OMITTED]

                   [PHOTO OF THE WESTIN COPLEY PLACE OMITTED]

                   [PHOTO OF THE WESTIN COPLEY PLACE OMITTED]

                   [PHOTO OF THE WESTIN COPLEY PLACE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       22

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 3 - THE WESTIN COPLEY PLACE
--------------------------------------------------------------------------------

                    [MAP OF THE GREATER BOSTON AREA OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       23

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 3 -- THE WESTIN COPLEY PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------
                         LOAN INFORMATION
--------------------------------------------------------------------
LOAN PURPOSE:                   Acquisition
ORIGINAL BALANCE(1):            $105,000,000
CUT-OFF DATE BALANCE(1):        $105,000,000
SHADOW RATING (MOODY'S/FITCH):  NAP
FIRST PAYMENT DATE:             October 1, 2005
INTEREST RATE:                  5.2800%
AMORTIZATION TERM:              Interest Only
ARD:                            September 1, 2005

HYPERAMORTIZATION:              After the ARD, the loan interest
                                rate steps up to the greater of
                                (i) 10.28% and (ii) 5% above the
                                interpolated Treasury Rate of
                                obligations having similar terms
                                between the ARD and Maturity Date.

MATURITY DATE:                  September 1, 2035
EXPECTED MATURITY BALANCE(1):   $105,000,000
SPONSOR:                        LaSalle Hotel Properties, Inc.
INTEREST CALCULATION:           Actual/360
CALL PROTECTION:                Locked out until the earlier of
                                September 1, 2008 and twenty-five
                                (25) months following the REMIC
                                Startup Day, with U.S. Treasury
                                defeasance thereafter.  Prepayable
                                without penalty from and after
                                June 1, 2015.

CUT-OFF DATE BALANCE PER
  ROOM(1):                      $261,519

UP-FRONT RESERVES:              RE Tax:      $684,877
                                FF&E:        $931,344
                                Debt Service:$924,000

ONGOING RESERVES:               RE Tax:      $342,439 / month
                                Insurance:   Springing
                                FF&E:        4% of Revenues /
                                             quarter
                                Other:       Springing

LOCKBOX:                        Hard
--------------------------------------------------------------------

--------------------------------------------------------------------

-----------------------------------------------------------------
                      PROPERTY INFORMATION
-----------------------------------------------------------------
---------------------------- ------------------------------------
SINGLE ASSET/PORTFOLIO:      Single Asset
PROPERTY TYPE:               Hospitality
PROPERTY SUB-TYPE:           Full Service
LOCATION:                    Boston, MA
YEAR BUILT/RENOVATED:        1983 / 1999-2004
OCCUPANCY(2):                76.7%
ROOMS:                       803
THE COLLATERAL:              A 38-story, 803-room, full-service
                             hotel
OWNERSHIP INTEREST:          Leasehold

PROPERTY MANAGEMENT:         Westin Management Company East

U/W NET OP. INCOME:          $26,683,744
U/W NET CASH FLOW:           $23,352,944
U/W OCCUPANCY:               76.7%
APPRAISED VALUE:             $325,000,000
CUT-OFF DATE LTV(1):         64.6%
ARD LTV(1):                  64.6%
DSCR(1):                     2.08x
POST IO DSCR(1):             NAP
-----------------------------------------------------------------

-----------------------------------------------------------------

(1)  The subject $105,000,000 loan represents a 50% pari passu portion of the
     $210,000,000 mortgage loan. All LTV, DSCR and Loan per Room numbers in this table are based on the total $210,000,000 financing.

(2)  Occupancy is based on the 12-month operating statements ending July 31,
     2005.

THE WESTIN COPLEY PLACE LOAN

      THE LOAN. The third largest loan (the "Westin Copley Place Loan") is evidenced by two (2) pari passu promissory notes and is secured by a single first priority leasehold mortgage on the Westin Copley Place hotel located in
Boston, Massachusetts (the "Westin Copley Place Property"). The Westin Copley
Place Loan was wholly originated on August 30, 2005 by Wells Fargo Bank N.A., and was split into two 50% portion A-1 and A-2 pari passu notes. Note A-1 will be included in the trust.

      THE BORROWER. The borrower, LHO Backstreets, L.L.C. (the "Westin Copley
Place Borrower"), is a single purpose entity that owns no material assets other than the Westin Copley Place Property and related interests. The borrower is single member limited liability company structured with an independent director.
A non-consolidation opinion was delivered at origination. The guarantor is
LaSalle

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       24

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

Hotel Operating Partnership, L.P. (the "LaSalle OP"), whereby LaSalle Hotel
Properties ("LaSalle" NYSE: LHO), the sponsor, is the sole general partner of the LaSalle OP owning a 97.7% interest and other various investors hold the remaining 2.3%. The LaSalle OP holds substantially all of LaSalle's assets and conducts all of LaSalle's operations. LaSalle is a Maryland-based real estate investment trust ("REIT") that owns approximately 23 hotels consisting of 7,600 guest rooms throughout the United States. LaSalle's hotels are operated under a number of flags, including Westin, Sheraton, Crestline, Hyatt, Benchmark, White
Lodging, Davidson, Marriott, Outrigger, Noble House, Hilton and Kimpton.

      THE PROPERTY. The Westin Copley Place Property is a Westin flagged,
38-story, 803-room full-service hotel located in Boston, Massachusetts. The
Westin Copley Place Property was built in 1983, renovated between 1999 and 2004, and features a fully equipped health club with a heated indoor swimming pool, spa and salon services, as well as approximately 57,000 square feet of function space, including two major ballrooms, five restaurants and a business center.
The property is located in the Back Bay area of Boston on a parcel bounded by
Huntington Avenue, Dartmouth Street and Stuart Street. The subject is part of the Copley Place complex and is connected by sky bridges to the Copley Place,
Marriott Copley Place, Prudential Center, Hynes Convention Center, Sheraton
Boston and 111 Huntington Avenue, an office development. Interstate 90 (I-90), which passes directly below the property, and Interstate 93 (I-93) provides access to the subject and its surrounding neighborhood. I-90 provides access to all points west of Boston, while I-93 is the major north-south roadway in
Boston. The property is approximately 5 miles from Logan International Airport.
During 1999 - 2004, approximately $40.0 million, or $49,813 per key, was spent in capital improvements on the Westin Copley Place Property. The subject property is constructed on air rights above Interstate 90, with the
Massachusetts Turnpike Authority (MTA) as the owner of the underlying interstate and Lessor of the air rights. All rents under the lease have been prepaid. The lease provides that the MTA cannot terminate the lease or evict the tenant or leasehold mortgagee in possession under any circumstances. The air rights Lease expires December 14, 2077.

---------------------------------------------------------------------------------------------------------------------------------
                                    SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR(1)
---------------------------------------------------------------------------------------------------------------------------------
                         COMPETITIVE SET                   WESTIN COPLEY PLACE                     PENETRATION FACTOR
--------------- ----------------------------------- ----------------------------------- -----------------------------------------
     YEAR        OCCUPANCY      ADR       REVPAR     OCCUPANCY      ADR       REVPAR     OCCUPANCY      ADR          REVPAR
--------------- ------------ ---------- ----------- ------------ ---------- ----------- ------------ ----------- ----------------

     2002          71.1%      $181.90    $129.26       74.4%      $206.97    $153.95      104.6%       113.8%        119.1%
--------------- ------------ ---------- ----------- ------------ ---------- ----------- ------------ ----------- ----------------
     2003          71.1%      $173.76    $123.47       72.6%      $200.47    $145.54      102.1%       115.4%        117.9%
--------------- ------------ ---------- ----------- ------------ ---------- ----------- ------------ ----------- ----------------
     2004          73.9%      $188.06    $139.04       76.5%      $219.00    $167.48      103.5%       116.5%        120.5%
--------------- ------------ ---------- ----------- ------------ ---------- ----------- ------------ ----------- ----------------
 T-12 6/2005       74.6%      $191.72    $143.03       76.2%      $224.53    $171.06      102.1%       117.1%        119.6%
--------------- ------------ ---------- ----------- ------------ ---------- ----------- ------------ ----------- ----------------

(1)  The above table is based on data provided by STR Reports.

     PROPERTY MANAGEMENT. The Westin Copley Place Property is managed by Westin
Management Company East ("Westin"), an affiliate of Starwood Hotels and Resorts
Worldwide, Inc. ("Starwood"). Starwood (NYSE: HOT; rated BB+/Ba1 by S&P/Moody's)
is a hospitality company with nearly 750 hotels in the United States and 79 other countries and territories. The company has approximately 120,000 employees as of year-end 2004 and is headquartered in White Plains, New York.

     ESCROWS AND RESERVES. The Westin Copley Place Borrower is required to escrow 1/12 of annual real estate taxes monthly. Insurance reserves are waived provided the Property is covered under a Borrower (or property manager) blanket insurance policy that has been approved by Lender. The Westin Copley Place
Borrower is also required to escrow four percent (4%) of quarterly Gross
Revenues for FF&E less the sum of (i) any FF&E expenditures incurred and paid for by Borrower and not reimbursed pursuant to the loan documents, (ii) any carry forward credit amounts as described in the loan documents, and (iii) any amounts collected by Manager in respect of FF&E pursuant to the management agreement; a Flag Reserve of $450,000 per month, which is triggered following the occurrence of certain conditions, each as defined in the loan documents, and a $924,000 Debt Service reserve at closing. In addition, all excess cash flow will be held in a springing amortization reserve, as defined in the cash management agreement. The Borrower has a one-time right to withdraw funds accumulated during Years 1-6 from the reserve account so long as there is no default and there is no trigger event then in effect. The Borrower cannot withdraw funds accumulated during Years 7-10. The loan documents allow the hotel to be operated without a flag so long as the DSCR (T12) has not decreased more then 20% from the DSCR then in effect the quarter before the hotel was de-flagged and the annual cash flow is greater then $22,000,000.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The loan documents provide a constituent party or parties of Borrower (other than any such constituent party which is required to be a single purpose, bankruptcy remote entity pursuant to the Mortgage) (such party or parties, collectively, the "Mezzanine Borrower")
shall be permitted (the "Mezzanine Option") to incur mezzanine financing (the
"Mezzanine Loan") secured by a pledge of 100% of the direct or indirect equity ownership interest in Borrower held by the Mezzanine Borrower (the "Equity
Collateral"); provided Borrower obtains Lender's approval of the Mezzanine
Option, which shall be at Lender's sole discretion, and, if requested by Lender, a rating agency confirmation.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not Allowed.

     RELEASE OF PARCELS. Not Allowed.

     Certain additional information regarding the Westin Copley Place Loan and
Westin Copley Place Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       25

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 4 - TWO RENAISSANCE SQUARE
--------------------------------------------------------------------------------

                    [PHOTO OF TWO RENAISSANCE SQUARE OMITTED]

                    [PHOTO OF TWO RENAISSANCE SQUARE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       26

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 4 - TWO RENAISSANCE SQUARE
--------------------------------------------------------------------------------

                        [MAP OF DOWNTOWN PHOENIX OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       27

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 4 - TWO RENAISSANCE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------
LOAN PURPOSE:                   Acquisition
ORIGINAL BALANCE:               $85,200,000
CUT-OFF DATE BALANCE:           $85,200,000
SHADOW RATING (MOODY'S/
  FITCH)                        NAP
FIRST PAYMENT DATE:             November 1, 2005
INTEREST RATE:                  5.140%
AMORTIZATION:                   Interest Only
ARD:                            NAP
HYPERAMORTIZATION:              NAP
MATURITY DATE:                  April 1, 2012
EXPECTED MATURITY BALANCE:      $85,200,000
SPONSORS:                       Pauls Realty Fund Advisor, LLC and
                                GE Pension Trust
INTEREST CALCULATION:           Actual/360
CALL PROTECTION:                From and after November 1, 2005,
                                in connection with any voluntary
                                prepayment, the borrower must pay
                                a yield maintenance premium.
                                Prepayable without penalty from
                                and after January 1, 2012.

LOAN PER SF:                     $181.10

UP-FRONT RESERVES:               TI/LC:              $4,500,000

ONGOING RESERVES:                RE Taxes:           Springing
                                 Insurance           Springing

LOCKBOX:                         None
--------------------------------------------------------------------

--------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Single Asset
PROPERTY TYPE:             Office
PROPERTY SUB-TYPE:         Urban
LOCATION:                  Phoenix, AZ
YEAR BUILT/RENOVATED:      1988/NAP
OCCUPANCY(1):              98.5%
SQUARE FOOTAGE:            470,464
THE COLLATERAL:            28-story multi-tenant class A office
                           building
OWNERSHIP INTEREST:        Leasehold

PROPERTY MANAGEMENT:       Pauls Realty Fund Advisor, LLC

U/W NET OP. INCOME:         $7,564,623
U/W NET CASH FLOW:          $7,119,006
U/W OCCUPANCY:              95.0%
APPRAISED VALUE:            $120,725,000
CUT-OFF DATE LTV:           70.6%
MATURITY DATE LTV:          70.6%
DSCR:                       1.60x
POST IO DSCR:               NAP
--------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated September 28, 2005.

TWO RENAISSANCE SQUARE LOAN

      THE LOAN. The fourth largest loan (the "Two Renaissance Square Loan") as evidenced by the Promissory Note (the "Two Renaissance Square Note") is secured by a Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement
and Fixture Filing and all other documents evidencing or securing the Two
Renaissance Square Loan (the "Two Renaissance Square Mortgage") encumbering the twenty-eight (28) story class A office building, located in Phoenix, Arizona
(the "Two Renaissance Square Property"). The Two Renaissance Square Property has
2 ground leases. Both ground leases are with the City of Phoenix. The first ground lease expires in June of 2006 at which time the Two Renaissance Borrower will have a fee mortgage subject only to the second ground lease. This ground lease relates only to that portion of the underground parking that is within the
City of Phoenix's street right of way. This ground lease does not expire until
2037 and has one (1) fifty (50) year renewal option. The Two Renaissance Square
Loan was originated on September 28th, 2005 by or on behalf of Principal
Commercial Funding, LLC.

      THE BORROWER. The borrower is Two Renaissance, LLC, a Delaware limited liability company (the "Two Renaissance Square Borrower") that owns no material asset other than the Two Renaissance Square Property and related interests. The
Two Renaissance Square Borrower is a single purpose bankruptcy remote entity.
The Two Renaissance Square Borrower has two (2) members, Paul Realty Fund
Advisor, LLC (10%) and General Electric Pension Trust (90%).

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       28

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

      THE PROPERTY. The Two Renaissance Square Property is located in Phoenix,
Arizona, at 40 North Central Avenue. The Two Renaissance Square Property was
originally constructed in 1988. It consists of a 470,464 square foot, twenty-eight story, multi-tenant class A office building. The Two Renaissance
Square Property is situated on approximately .098 acres and includes 1,093
(2.33/1,000 square feet) parking spaces.

------------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE
---------------- ------------ ------------------ -------------- ------------------- ------------------------- ----------------------
                    # OF        AVERAGE BASE       % OF TOTAL                                                 CUMULATIVE % OF TOTAL
       YEAR        LEASES        RENT PER SF       SQUARE FEET   CUMULATIVE % OF      % OF TOTAL BASE RENTAL     RENTAL REVENUES
                   ROLLING         ROLLING           ROLLING      SF ROLLING           REVENUES ROLLING            ROLLING
---------------- ------------ ------------------ -------------- ------------------- ------------------------- ----------------------

      Vacant         --              --               2%                2%                      --                      --
---------------- ------------ ------------------ -------------- ------------------- ------------------------- ----------------------
       2005          --              --               --                2%                      --                      --
---------------- ------------ ------------------ -------------- ------------------- ------------------------- ----------------------
       2006           3            $18.53             5%                7%                      4%                      4%
---------------- ------------ ------------------ -------------- ------------------- ------------------------- ----------------------
       2007          21            $25.58             27%              35%                     30%                     34%
---------------- ------------ ------------------ -------------- ------------------- ------------------------- ----------------------
       2008           1            $22.50             --               35%                      --                     35%
---------------- ------------ ------------------ -------------- ------------------- ------------------------- ----------------------
       2009           4            $20.59             3%               38%                      2%                     37%
---------------- ------------ ------------------ -------------- ------------------- ------------------------- ----------------------
       2010           5            $22.79             5%               43%                      5%                     42%
---------------- ------------ ------------------ -------------- ------------------- ------------------------- ----------------------
       2011           1            $24.00             4%               47%                      4%                     46%
---------------- ------------ ------------------ -------------- ------------------- ------------------------- ----------------------
       2012           1            $22.00             --               47%                      0%                     46%
---------------- ------------ ------------------ -------------- ------------------- ------------------------- ----------------------
       2013          --             $0.00             --               47%                      0%                     46%
---------------- ------------ ------------------ -------------- ------------------- ------------------------- ----------------------
       2014           6            $23.75             24%              71%                     24%                     70%
---------------- ------------ ------------------ -------------- ------------------- ------------------------- ----------------------
  2015 & Beyond      12            $23.97             29%              100%                    30%                     100%
---------------- ------------ ------------------ -------------- ------------------- ------------------------- ----------------------

`
      The following table presents certain information relating to the major tenants at the Two Renaissance Square:

----------------------------------------- ---------------- --------- -------- --------------- ------------- --------------
                                           CREDIT RATING                                       % OF TOTAL    ANNUALIZED
                                              (FITCH/                          ANNUALIZED      ANNUALIZED   UNDERWRITTEN
                                              MOODY'S       TENANT    % OF     UNDERWRITTEN   UNDERWRITTEN  BASE RENT ($
              TENANT NAME                    /S&P)(1)        NRSF     NRSF      BASE RENT      BASE RENT      PER NRSF)
----------------------------------------- ---------------- --------- -------- --------------- ------------- --------------

Lewis & Roca, LLP                             --/--/--     112,825     24%      $2,679,593         24%         $23.75
----------------------------------------- ---------------- --------- -------- --------------- ------------- --------------
GSA - US Attorney                            AAA/Aaa/AAA    84,583     18%      $2,342,949         21%         $27.70
----------------------------------------- ---------------- --------- -------- --------------- ------------- --------------
Squire Sanders & Dempsey                      --/--/--      84,377     18%      $2,238,505         20%         $26.53
----------------------------------------- ---------------- --------- -------- --------------- ------------- --------------
GSA - Indian Health Services                 AAA/Aaa/AAA    50,065     11%       $942,526          8%          $18.83
----------------------------------------- ---------------- --------- -------- --------------- ------------- --------------
Crescent Real Estate Funding XIII, LP(2)      --/--/--      35,879      8%       $870,778          8%          $24.27
----------------------------------------- ---------------- --------- -------- --------------- ------------- --------------
GSA - Defense Contract Management Agency     AAA/Aaa/AAA    25,244      5%       $467,661          4%          $18.53
----------------------------------------- ---------------- --------- -------- --------------- ------------- --------------
Interactive Worldwide                         --/--/--      19,020      4%       $456,480          4%          $24.00
----------------------------------------- ---------------- --------- -------- --------------- ------------- --------------
GSA - US Courts                              AAA/Aaa/AAA    12,744      3%       $303,307          3%          $23.80
----------------------------------------- ---------------- --------- -------- --------------- ------------- --------------
GSA - Social Security Administration         AAA/Aaa/AAA    6,528       1%       $145,998          1%          $22.36
----------------------------------------- ---------------- --------- -------- --------------- ------------- --------------
Capital Reprographics, LLC                    --/--/--      4,316       1%       $107,010          1%          $24.79
----------------------------------------- ---------------- --------- -------- --------------- ------------- --------------

--------------------------------------------------------

                                             LEASE
              TENANT NAME                  EXPIRATION
--------------------------------------------------------

Lewis & Roca, LLP                           2/28/2014
--------------------------------------------------------
GSA - US Attorney                           3/31/2016
--------------------------------------------------------
Squire Sanders & Dempsey                    5/31/2007
--------------------------------------------------------
GSA - Indian Health Services                5/31/2017
--------------------------------------------------------
Crescent Real Estate Funding XIII, LP(2)    5/31/2007
--------------------------------------------------------
GSA - Defense Contract Management Agency    8/11/2006
--------------------------------------------------------
Interactive Worldwide                       1/31/2011
--------------------------------------------------------
GSA - US Courts                             1/31/2010
--------------------------------------------------------
GSA - Social Security Administration        4/30/2009
--------------------------------------------------------
Capital Reprographics, LLC                  5/31/2007
--------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  There is a Master Lease from Crescent Real Estate Funding XIII, LP, the seller of the Two Renaissance Square Property.

     PROPERTY MANAGEMENT. The Two Renaissance Square Property is managed by
Pauls Realty Fund Advisor, LLC, which is affiliated with the Two Renaissance
Square Borrower.

     ESCROWS AND RESERVES. At closing, $4,500,000 was placed in escrow to cover re-tenanting and leasing costs. Beginning July 1, 2006 the Borrower shall begin making monthly tax escrow payments. In the event of a default, the borrower will begin making monthly deposits for Insurance based on the current estimated expenses.

MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed

ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS).  Not allowed

RELEASE OF PARCELS.    Not allowed

     Certain additional information regarding the Two Renaissance Square Loan and the Two Renaissance Square Property is set forth on Appendix II hereto

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       29

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 5 - EAST TOWNE MALL
--------------------------------------------------------------------------------

                       [PHOTO OF EAST TOWNE MALL OMITTED]

                       [PHOTO OF EAST TOWNE MALL OMITTED]

                       [PHOTO OF EAST TOWNE MALL OMITTED]

                       [PHOTO OF EAST TOWNE MALL OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       30

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 5 - EAST TOWNE MALL
--------------------------------------------------------------------------------

                   [MAP OF THE GREATER MADISION AREA OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       31

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 5 - EAST TOWNE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------
LOAN PURPOSE:                   Refinance
ORIGINAL BALANCE:               $80,000,000
CUT-OFF DATE BALANCE:           $80,000,000
SHADOW RATING (MOODY'S/
  FITCH)                        Baa3/BBB
FIRST PAYMENT DATE:             December 1, 2005
INTEREST RATE:                  5.000%
AMORTIZATION:                   360 Months
ARD:                            NAP
HYPERAMORTIZATION:              NAP
MATURITY DATE:                  November 1, 2015
EXPECTED MATURITY BALANCE:      $65,231,311
SPONSOR:                        CBL & Associates Properties, Inc
INTEREST CALCULATION:           30/360
CALL PROTECTION:                Locked out until the earlier of
                                December 1, 2008 or 2 years after the REMIC
                                "start-up" date, with U.S. Treasury defeasance.
                                Prepayable without penalty from and after July
                                1, 2015.

LOAN PER SF:                    $185.88

UP-FRONT RESERVES:               None

ONGOING RESERVES:                RE Tax:            Springing
                                 Insurance:         Springing
                                 Cap Ex.:           Springing
                                 TI/LC:             Springing

LOCKBOX(1):                      Soft, Springing to Hard
--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Single Asset
PROPERTY TYPE:             Retail
PROPERTY SUB-TYPE:         Anchored
LOCATION:                  Madison, WI
YEAR BUILT/RENOVATED:      1971, 2004 / 2003 - 2004
OCCUPANCY(2):              94.6%
SQUARE FOOTAGE:            430,387
THE COLLATERAL:            Class A regional mall
OWNERSHIP INTEREST:        Fee

PROPERTY MANAGEMENT:       CBL & Associates Management, Inc

U/W NET OP. INCOME:         $9,557,111
U/W NET CASH FLOW:          $9,087,990
U/W OCCUPANCY:              92.2%
APPRAISED VALUE:            $133,700,000
CUT-OFF DATE LTV:           59.8%
MATURITY DATE LTV:          48.8%
DSCR:                       1.76x
POST IO DSCR:               NAP
--------------------------------------------------------------------

--------------------------------------------------------------------

(1) A hard lockbox is triggered in any event of default or if the debt service coverage ratio calculated at the end of any fiscal year falls below 1.15x.

(2) Occupancy is based on the rent roll dated September 30, 2005.

EAST TOWNE MALL LOAN

      THE LOAN. The fifth largest loan (the "East Towne Mall Loan") as evidenced by the Promissory Note (the "East Towne Mall Note") is secured by a Leasehold
Mortgage and Security Agreement, Assignment of Leases and Rents (the "East Towne
Mall Mortgage") encumbering the 430,387 square foot regional mall known as East
Towne, located in Madison, Wisconsin (the "East Towne Mall Property"). The East
Towne Mall Loan was co-originated on October 3, 2005 by or on behalf of
Principal Commercial Funding, LLC and Morgan Stanley Mortgage Capital Inc. The
Ground Lessor has fully subjected its fee interest to the East Towne Mall
Mortgage and its interest does not survive foreclosure of the East Towne
Mortgage.

      THE BORROWER. The borrower is Madison/East Towne, LLC, a Delaware limited liability company (the "East Towne Mall Borrower") that owns no material asset other than the East Towne Mall Property and related interests. The East Towne
Mall Borrower is a single purpose bankruptcy remote entity. The East Towne Mall
Borrower is 100% owned by CBL & Associates Properties, Inc.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       32

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

      THE PROPERTY. The East Towne Mall Property is located in Madison,
Wisconsin, at 89 East Towne Mall. The East Towne Mall Property was originally constructed in 1971, renovated in 2003-2004 and expanded in 2004. It consists of
430,387 square feet of regional mall space. The East Towne Mall Property is situated on approximately 109.07 acres and includes 5,015 parking spaces.

------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------ ------------ ---------------- -------------- ------------ ----------------- -------------------------

                                  # OF       AVERAGE BASE     % OF TOTAL    CUMULATIVE   % OF TOTAL BASE      CUMULATIVE % OF TOTAL
                                 LEASES       RENT PER SF     SQUARE FEET     % OF SF    RENTAL REVENUES               RENTAL
            YEAR                 ROLLING        ROLLING         ROLLING       ROLLING        ROLLING              REVENUES ROLLING
------------------------------ ------------ ---------------- -------------- ------------ ----------------- -------------------------

           Vacant                  --             --              5%            5%              --                       --
------------------------------ ------------ ---------------- -------------- ------------ ----------------- -------------------------
            2005                   --             --              --            5%              --                       --
------------------------------ ------------ ---------------- -------------- ------------ ----------------- -------------------------
            2006                    9           $27.38            5%            10%             6%                       6%
------------------------------ ------------ ---------------- -------------- ------------ ----------------- -------------------------
            2007                    9           $31.28            7%            17%            10%                      16%
------------------------------ ------------ ---------------- -------------- ------------ ----------------- -------------------------
            2008                   12           $29.34            6%            23%             9%                      25%
------------------------------ ------------ ---------------- -------------- ------------ ----------------- -------------------------
            2009                    8           $30.19            4%            27%             6%                      31%
------------------------------ ------------ ---------------- -------------- ------------ ----------------- -------------------------
            2010                   11           $28.10            7%            34%             9%                      40%
------------------------------ ------------ ---------------- -------------- ------------ ----------------- -------------------------
            2011                   14           $27.19            13%           47%            17%                      57%
------------------------------ ------------ ---------------- -------------- ------------ ----------------- -------------------------
            2012                    9           $25.17            6%            53%             7%                      64%
------------------------------ ------------ ---------------- -------------- ------------ ----------------- -------------------------
            2013                    5           $23.53            3%            56%             4%                      68%
------------------------------ ------------ ---------------- -------------- ------------ ----------------- -------------------------
            2014                    5           $14.40            20%           76%            14%                      82%
------------------------------ ------------ ---------------- -------------- ------------ ----------------- -------------------------
        2015 & Beyond              12           $15.97            24%          100%            18%                      100%
------------------------------ ------------ ---------------- -------------- ------------ ----------------- -------------------------

  The following table presents certain information relating to the major tenants at the East Towne Mall:

-------------------------- ----------------- ---------- ----------- --------------- ---------------- -------------- ----------------
                                                                                        % OF TOTAL      ANNUALIZED
                             CREDIT RATING                             ANNUALIZED      ANNUALIZED     UNDERWRITTEN
                               (FITCH/        TENANT                  UNDERWRITTEN    UNDERWRITTEN    BASE RENT ($
         TENANT NAME       MOODY'S /S&P)(1)    NRSF     % OF NRSF      BASE RENT       BASE RENT       PER NRSF)    LEASE EXPIRATION
-------------------------- ----------------- ---------- ----------- --------------- ---------------- -------------- ----------------

Dick's Sporting Goods          --/--/--       66,000        15%        $925,980            10%          $14.03          9/30/2019
-------------------------- ----------------- ---------- ----------- --------------- ---------------- -------------- ----------------
Gordman's                      --/--/--       47,943        11%        $599,292            7%           $12.50          9/30/2014
-------------------------- ----------------- ---------- ----------- --------------- ---------------- -------------- ----------------
Steve & Barry's                --/--/--       28,828         7%        $426,654            5%           $14.80          1/31/2011
-------------------------- ----------------- ---------- ----------- --------------- ---------------- -------------- ----------------
Barnes & Noble                 --/--/--       25,925         6%        $355,173            4%           $13.70          3/31/2014
-------------------------- ----------------- ---------- ----------- --------------- ---------------- -------------- ----------------
Rogers & Hollands              --/--/--        2,348         1%        $274,998            3%           $117.12         1/31/2011
-------------------------- ----------------- ---------- ----------- --------------- ---------------- -------------- ----------------
Fred Myers Jewelry             --/--/--        1,673         0%        $187,343            2%           $111.98         1/31/2007
-------------------------- ----------------- ---------- ----------- --------------- ---------------- -------------- ----------------
Maurices                       --/--/--        6,829         2%        $157,067            2%           $23.00          1/31/2007
-------------------------- ----------------- ---------- ----------- --------------- ---------------- -------------- ----------------
Victoria's Secret            --/Baa2/BBB       6,592         2%        $151,616            2%           $23.00          1/31/2010
-------------------------- ----------------- ---------- ----------- --------------- ---------------- -------------- ----------------
American Eagle Outfitters      --/--/--        6,202         1%        $136,444            2%           $22.00          1/31/2011
-------------------------- ----------------- ---------- ----------- --------------- ---------------- -------------- ----------------
Finish Line                    --/--/--        6,800         2%        $136,000            2%           $20.00          1/31/2008
-------------------------- ----------------- ---------- ----------- --------------- ---------------- -------------- ----------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. In any event of default or if the DSCR, when calculated after the end of any fiscal year, falls below 1.15x, the borrower will begin making monthly deposits for Taxes and Insurance based on the current estimated expenses. If either of these trigger events occur, the borrower will also begin making monthly capital expense reserve payments of $7,173.12 per month, capped at a $172,154.88 balance, and tenant improvement and leasing commission escrow reserve payments of $35,865.58 per month, capped at a
$645,580.44 balance.

     PROPERTY MANAGEMENT. The East Towne Mall Property is managed by CBL &
Associates Management, Inc.

      MEZZANINE LOAN, UNSECURED DEBT, OR PREFERRED EQUITY INTEREST. Future
unsecured inter-company debt is allowed, but not to exceed $5,000,000 in the aggregate subject to receipt by lender of an acceptable subordination agreement and new non-consolidation opinion.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. De Minimus Parcels, which were included in the appraisal for purposes of valuation, may be released without prepayment of the
East Towne Loan provided that the parcels are unimproved, not income producing and not considered material to use and operation of the East Towne Property and that the release complies with the provisions of the East Towne Loan Documents.

      Certain additional information regarding the East Towne Mall Loan and the
East Towne Mall Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       33

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 6 - LAWSON COMMONS
--------------------------------------------------------------------------------

                        [PHOTO OF LAWSON COMMONS OMITTED]

                        [PHOTO OF LAWSON COMMONS OMITTED]

                        [PHOTO OF LAWSON COMMONS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       34

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 6 - LAWSON COMMONS
--------------------------------------------------------------------------------

                   [MAP OF THE GREATER ST. PAUL AREA OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       35

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 6 - LAWSON COMMONS
--------------------------------------------------------------------------------

-------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------
LOAN PURPOSE:                   Acquisition
ORIGINAL BALANCE:               $58,300,000
CUT-OFF DATE BALANCE:           $58,300,000
SHADOW RATING (MOODY'S/FITCH):  NAP
FIRST PAYMENT DATE:             September 1,
                                2005
INTEREST RATE:                  5.528%
AMORTIZATION:                   Interest only through August 31,
                                2009.  Principal and interest
                                payments of $332,045.90 beginning
                                September 1, 2009 through
                                maturity.

ARD:                            NAP
HYPERAMORTIZATION:              NAP
MATURITY DATE:                  August 1, 2015
EXPECTED MATURITY BALANCE:      $53,289,904
SPONSOR:                        Behringer Harvard REIT I, Inc.
INTEREST CALCULATION:           Actual/360
CALL PROTECTION:                Lockout until the earlier of
                                September 1, 2008 or 2 years after the REMIC
                                "start-up" date, with U.S. Treasury defeasance
                                thereafter. Prepayable without penalty from and
                                after May 1, 2015.

LOAN PER SF:                    $133.57

UP-FRONT RESERVES:              Insurance:         $46,734
                                TI/LC:             $36,362
                                St. Paul Fire &
                                Marine Reserve:    $4,500,000

ONGOING RESERVES:               RE Tax:            $175,083 / month
                                Insurance:         $7,789 / month
                                TI/LC:             $36,362 / month
                                Cap Ex:            Springing

LOCKBOX:                        Hard

---------------------------------------------------------------------
                        PROPERTY INFORMATION
---------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset
PROPERTY TYPE:                 Office
PROPERTY SUB-TYPE:             Urban
LOCATION:                      St. Paul, MN
YEAR BUILT/RENOVATED:          1999
OCCUPANCY(1):                  99.0%
SQUARE FOOTAGE:                436,478
THE COLLATERAL:                Thirteen story office building
OWNERSHIP INTEREST:            Fee

PROPERTY MANAGEMENT:           HPT Management Services LP

U/W NET OP. INCOME:            $5,322,337
U/W NET CASH FLOW:             $4,891,345
U/W OCCUPANCY:                 90.0%
APPRAISED VALUE:               $84,500,000
CUT-OFF DATE LTV:              69.0%
MATURITY DATE LTV:             63.1%
DSCR:                          1.50x
POST IO DSCR:                  1.23x
---------------------------------------------------------------------

---------------------------------------------------------------------

(1) Occupancy is based on the rent roll dated July 1, 2005.

THE LAWSON COMMONS LOAN

      THE LOAN. The sixth largest loan (the "Lawson Commons Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the Lawson
Commons office property located in St. Paul, Minnesota (the "Lawson Commons
Property"). The Lawson Commons Loan was originated on July 27, 2005 by Bear
Stearns Commercial Mortgage, Inc.

        THE BORROWER. The borrower is Behringer Harvard Lawson Commons, LLC, a
Delaware limited liability company (the "Lawson Commons Borrower") that owns no material asset other than the Lawson Commons Property and related interests. The general partner in the borrowing entity's sole member is Behringer Harvard REIT
I, Inc., a private real estate investment trust (REIT) formed in 2002. As of
June 30, 2005, Behringer Harvard REIT I, Inc. listed cash and cash equivalents of approximately $51.5 million and total stockholders equity of over $260 million.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       36

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

      THE PROPERTY. The Lawson Commons Property is a thirteen story, class `A',
436,478 square foot office building located in downtown central business district of St. Paul, Minnesota. The property is situated on St. Peter Street between 6th and 5th Street approximately 1 block from Rice Park. The Lawson
Commons Property is currently 99% leased to seven tenants. Approximately 70.5%
of the net rentable area is leased to Lawson Associates, Inc., a publicly traded company (NASDAQ: LWSN), on a long-term lease expiring in 2015. Lawson
Associates, Inc. has been headquartered at the property since the Lawson Common
Property was built in 1999. Approximately 28% of the total net rentable area is leased to investment grade rated tenants or their affiliates, and these tenants account for approximately 30% of the gross potential rent.

-----------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
-------------------- -------------- ----------------- ----------------- -------------- ------------------ -------------------------
                                      AVERAGE BASE       % OF TOTAL                     % OF TOTAL BASE    CUMULATIVE % OF TOTAL
                      # OF LEASES     RENT PER SF       SQUARE FEET     CUMULATIVE %    RENTAL REVENUES     BASE RENTAL REVENUES
        YEAR            ROLLING         ROLLING           ROLLING       OF SF ROLLING        ROLLING               ROLLING
-------------------- -------------- ----------------- ----------------- -------------- ------------------ -------------------------

       Vacant             --               --                1%              1%               --                     --
-------------------- -------------- ----------------- ----------------- -------------- ------------------ -------------------------
        MTM                1             $15.00              0%              1%               0%                     0%
-------------------- -------------- ----------------- ----------------- -------------- ------------------ -------------------------
        2005              --               --                --              1%               --                     0%
-------------------- -------------- ----------------- ----------------- -------------- ------------------ -------------------------
        2006               1             $15.00             24%              25%              24%                   24%
-------------------- -------------- ----------------- ----------------- -------------- ------------------ -------------------------
        2007              --               --                --              25%              --                    24%
-------------------- -------------- ----------------- ----------------- -------------- ------------------ -------------------------
        2008              --               --                --              25%              --                    24%
-------------------- -------------- ----------------- ----------------- -------------- ------------------ -------------------------
        2009               1             $18.76              1%              26%              1%                    25%
-------------------- -------------- ----------------- ----------------- -------------- ------------------ -------------------------
        2010              --               --                --              26%              --                    25%
-------------------- -------------- ----------------- ----------------- -------------- ------------------ -------------------------
        2011               3             $23.98              4%              30%              6%                    31%
-------------------- -------------- ----------------- ----------------- -------------- ------------------ -------------------------
        2012              --               --                --              30%              --                    31%
-------------------- -------------- ----------------- ----------------- -------------- ------------------ -------------------------
        2013              --               --                --              30%              --                    31%
-------------------- -------------- ----------------- ----------------- -------------- ------------------ -------------------------
        2014              --               --                --              30%              --                    31%
-------------------- -------------- ----------------- ----------------- -------------- ------------------ -------------------------
   2015 & Beyond           1             $14.60             70%             100%              69%                   100%
-------------------- -------------- ----------------- ----------------- -------------- ------------------ -------------------------

      The following table presents certain information relating to the major tenants at the Lawson Commons Property:

----------------------------- ---------------- ------------ ----------- -------------- ------------- -------------- ----------------
                                                                                        % OF TOTAL    ANNUALIZED
                               CREDIT RATING                             ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                                  (FITCH/                               UNDERWRITTEN   UNDERWRITTEN  BASE RENT ($
        TENANT NAME           MOODY'S/S&P)(1)  TENANT NRSF   % OF NRSF  BASE RENT ($)   BASE RENT      PER NRSF)    LEASE EXPIRATION
----------------------------- ---------------- ------------ ----------- -------------- ------------- -------------- ----------------

Lawson Associates, Inc.          --/--/--        307,672        70%      $4,490,515        69%          $14.60           7/31/2015
----------------------------- ---------------- ------------ ----------- -------------- ------------- -------------- ----------------
St. Paul Fire & Marine(2)       AA-/Aa3/A+       103,470        24%      $1,552,050        24%          $15.00           7/31/2006
----------------------------- ---------------- ------------ ----------- -------------- ------------- -------------- ----------------
Kincaid's                       --/Baa3/--       10,975          3%        $261,610         4%          $23.84           2/28/2011
----------------------------- ---------------- ------------ ----------- -------------- ------------- -------------- ----------------
Chipotle Mexican Grill, Inc.      A/A2/A          3,699          1%         $84,152         1%          $22.75           1/31/2011
----------------------------- ---------------- ------------ ----------- -------------- ------------- -------------- ----------------
Bremer Bank NA                   BBB/--/--        3,158          1%         $59,244         1%          $18.76          12/31/2009
----------------------------- ---------------- ------------ ----------- -------------- ------------- -------------- ----------------
Starbucks Coffee                 --/--/--         1,540          0%         $43,120         1%          $28.00          12/31/2011
----------------------------- ---------------- ------------ ----------- -------------- ------------- -------------- ----------------
Frauenshuh Companies             --/--/--         1,623          0%         $24,345         0%          $15.00                 MTM
----------------------------- ---------------- ------------ ----------- -------------- ------------- -------------- ----------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  St. Paul never took occupancy of the majority of this space due to a merger and will not renew their lease when it expires in July 2006. However, St.
     Paul has sublet 100% of their space to eight subtenants and the seller has signed a five year master lease for the St. Paul space commencing in August
     2006 and collateralized by a $4.5 million escrow.

      ESCROWS AND RESERVES. The Lawson Commons Borrower is required to escrow
1/12th of annual real estate taxes and insurance. Cap Ex reserves of $0.20 per square foot per year will be collected beginning July 2006 on a monthly basis.
TI/LC reserves of $36,361.83 are collected monthly. Additionally, $4,500,000 was escrowed at closing by the Lawson Commons Borrower as collateralization for the seller's five year master lease of the St. Paul Fire & Marine space of approximately 103,470 square feet. The St. Paul Fire & Marine Reserve shall be released on a pro-rata basis as new leases that are acceptable to the Lender are signed for the St. Paul Fire & Marine space.

      PROPERTY MANAGEMENT. The Lawson Commons Property is managed by the HPT
Management Services LP, which is affiliated with the Frauenshuh Companies
("Frauenshuh"). Founded in 1983, Frauenshuh is a Minnesota-based full service real estate firm offering a variety of services nationwide in the commercial real estate sector. Frauenshuh is also one of the premier medical development firms in the United States.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Lawson Commons Loan and the
     Lawson Commons Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       37

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 7 - PARK `N FLY PORTFOLIO
--------------------------------------------------------------------------------

                    [PHOTO OF PARK `N FLY PORTFOLIO OMITTED]

                    [PHOTO OF PARK `N FLY PORTFOLIO OMITTED]

                    [PHOTO OF PARK `N FLY PORTFOLIO OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       38

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 7 - PARK `N FLY PORTFOLIO
--------------------------------------------------------------------------------

                   [MAP OF THE EASTERN UNITED STATES OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       39

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 7 - PARK `N FLY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------
LOAN PURPOSE:                   Refinance
ORIGINAL BALANCE:               $48,000,000
CUT-OFF DATE BALANCE:           $48,000,000
SHADOW RATING (MOODY'S/FITCH):  Baa3 / BBB-
FIRST PAYMENT DATE:             September 1, 2005
INTEREST RATE:                  4.980%
AMORTIZATION:                   Interest only through July 1,
                                2008. Principal and Interest payments of
                                $280,044.19 beginning August 1, 2008 through
                                maturity.

ARD:                            NAP
HYPERAMORTIZATION:              NAP
MATURITY DATE:                  August 1, 2015
EXPECTED MATURITY BALANCE:      $40,162,517
SPONSOR:                        Park `N Fly, Inc.
INTEREST CALCULATION:           Actual/360
CALL PROTECTION:                Locked out until the earlier of
                                August 1, 2009, or 2 years after
                                the REMIC "start-up" day, with
                                U.S. Treasury defeasance
                                thereafter.  Prepayable without
                                penalty from and afterJuly 1, 2015.

LOAN PER SPACE:                 $5,443.41

UP-FRONT RESERVES:              RE Tax:               $240,384
                                Insurance:            $106,617
                                Deferred
                                  Maintenance:        $304,688
                                Cap Ex:               Springing
                                Environmental:        $58,360
                                Other:                $113,455
ONGOING RESERVES:               RE Tax:               $38,145 / month
                                Insurance:            $8,885 / month

LOCKBOX(1):                     Springing hard

-------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:   Portfolio
PROPERTY TYPE:            Other
PROPERTY SUB-TYPE:        Parking
LOCATION:                 See Table
YEAR BUILT/RENOVATED:     See Table
OCCUPANCY(2):             71.5%
NUMBER OF SPACES          8,818
THE COLLATERAL:           Four off-airport parking facilities
                          located in GA, OH,  and TX (2)
OWNERSHIP INTEREST:       See Table
PROPERTY MANAGEMENT:      Park `N Fly Service Corporation

U/W NET OP. INCOME:       $7,735,039
U/W NET CASH FLOW:        $7,294,889
U/W OCCUPANCY:            100.0%
APPRAISED VALUE:          $95,150,000
CUT-OFF DATE LTV:         50.4%
MATURITY DATE LTV:        42.2%
DSCR:                     3.01x
POST IO DSCR:             2.17x
-------------------------------------------------------------------

(1)  Springing upon a "Trigger Event" which shall mean the earlier to occur of
     (i) a default under the Mortgage and (ii) the Debt Service Coverage Ratio being equal to or less than 1.50x.

(2)  An occupancy rate was not available for the parking structures. This occupancy rate represents an economic occupancy. Gross Potential Income was based on the revenue for trailing 12 months ending April 30th 2005.

THE PARK `N FLY PORTFOLIO LOAN

      THE LOAN. The seventh largest loan (the "Park `N Fly Portfolio Loan") as evidenced by the Promissory Note (the "Park `N Fly Portfolio Note") is secured by one mortgage, one deed of trust and two deeds to secure debt (collectively, the "Park `N Fly Portfolio Mortgage") encumbering the four properties commonly referred to as (a) Park `N Fly Atlanta; (b) Park `N Fly Dallas; (c) Park `N Fly
Cleveland; and (d) Park `N Fly Houston (the "Park `N Fly Portfolio Properties").
The Park `N Fly Portfolio Loan was originated on July 21, 2005 by or on behalf of Wells Fargo Bank, National Association.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       40

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

     THE BORROWER. The borrower is Park `N Fly Group One, Inc., a Delaware corporation (the "Park `N Fly Portfolio Borrower") that owns no material asset other than the Park `N Fly Portfolio Properties and related interests. The Park
`N Fly Portfolio Borrower is a wholly-owned subsidiary of Park `N Fly, Inc. the sponsor of the Park `N Fly Portfolio Loan. Park `N Fly, Inc. owns and operates in excess of 23,000 parking spaces in 13 off-airport parking facilities in 11 major metropolitan markets in the U.S.

      THE PROPERTIES. The Park `N Fly Portfolio Properties consist of four off-airport parking facilities with approximately 8,818 parking spaces. The properties are located in College Park, Georgia, less than 1.5 miles from the
Hartsfield-Jackson Atlanta International Airport; Coppell, Texas less than 4 miles from the Dallas-Fort Worth International Airport; Brook Park, Ohio,
approximately one mile east of Cleveland Hopkins International Airport; and
Houston, Texas less than 1 mile from George Bush Intercontinental Airport.

       More specific information about each property is set forth in the chart below:

---------------------- ---------------- ---------------------- ------------------ ------------------- ---------------- -------------
                                                                  ALLOCATED LOAN                          YEAR BUILT/
      PROPERTY              LOCATION       AIRPORT SERVED                 AMOUNT  OWNERSHIP INTEREST      RENOVATED        SPACES
---------------------- ---------------- ---------------------- ------------------ ------------------- ---------------- -------------

Park `N Fly Atlanta    College Park,    Atlanta International        $16,890,000  Fee/Leasehold          1981/NAP           2,322
                       GA
---------------------- ---------------- ---------------------- ------------------ ------------------- ---------------- -------------
Park `N Fly Dallas     Coppell, TX      Cleveland                    $14,110,000  Fee                     1996/NAP          1,914
                                        International
---------------------- ---------------- ---------------------- ------------------ ------------------- ---------------- -------------
Park `N Fly Cleveland  Brook Park, OH   Dallas Fort Worth             $9,440,000  Fee                    1969/1994          1,625
---------------------- ---------------- ---------------------- ------------------ ------------------- ---------------- -------------
Park `N Fly Houston    Houston, TX      Houston                       $7,560,000  Fee/Leasehold          1971/2000          2,957
                                        Intercontinental
---------------------- ---------------- ---------------------- ------------------ ------------------- ---------------- -------------

      ESCROWS AND RESERVES. The Park `N Fly Portfolio Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. The amounts shown are the current monthly collections. If an event of default under the Park `N Fly Portfolio Mortgage and/or the Debt Service coverage Ratio is equal to or less than 1.50x ("Trigger Event"), the Park `N Fly Portfolio
Borrower is required to deposit monthly into a capital expenditure reserve account (a) $6,770.83 for the Park `N Fly Cleveland property; (b) $7,975 for the
Park `N Fly Atlanta property; (c) $12,712 for the Park `N Fly Houston property;
and (d) $9,675 for the Park `N Fly Dallas property. Additionally, The Park `N
Fly Portfolio Borrower deposited upfront reserves (a) $304,688 (125% of the recommended amount) into a deferred maintenance reserve for repaving the entire site at the Park `N Fly Cleveland property; and (b) $58,360 into an environmental reserve representing as follows: 125% of the estimated cost of
$16,000 ($20,000) for Park `N Fly Atlanta property and 125% of the estimated cost of $5,688 ($7,110) for the Park `N Fly Houston property. The costs are for the creation and implementation of a Corrective Action Plan - Part A required to receive no further actions letters from the states regarding low level petroleum hydrocarbons detected during a phase II survey of the property. Also, $31,250 representing 125% of the high end of the estimated cost of $20,000-$25,000 of replacing an underground storage tank at the Park `N Fly Cleveland property was escrowed at closing. In addition, there is an upfront reserve in the amount of
$113,445 for condemnation insurance.

      PROPERTY MANAGEMENT. The Park `N Fly Portfolio Properties are managed by
Park `N Fly Service Corporation, which is an affiliate of the Park `N Fly
Portfolio Loan's sponsor. The management agreement is subordinate to the Park `N
Fly Portfolio Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

      ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS.  Not allowed.

      Certain additional information regarding the Park `N Fly Portfolio Loan and the Park `N Fly Portfolio Properties is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       41

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 8 - 1345 AVENUE OF THE AMERICAS
--------------------------------------------------------------------------------

                 [PHOTO OF 1345 AVENUE OF THE AMERICAS OMITTED]

                 [PHOTO OF 1345 AVENUE OF THE AMERICAS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       42

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 8 - 1345 AVENUE OF THE AMERICAS
--------------------------------------------------------------------------------

                       [MAP OF CENTRAL MANHATTAN OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       43

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 8 - 1345 AVENUE OF THE AMERICAS
--------------------------------------------------------------------------------

---------------------------------------------------------------------
                                LOAN INFORMATION
---------------------------------------------------------------------
LOAN PURPOSE:                   Refinance
ORIGINAL BALANCE(1):            $46,800,000
CUT-OFF DATE BALANCE(1):        $46,800,000
SHADOW RATING (MOODY'S/FITCH):  Aaa / AAA
FIRST PAYMENT DATE:             August 8, 2005
INTEREST RATE:                  5.3645%
AMORTIZATION:                   Interest only through July 8,
                                2007.  Principal and Interest
                                payments of $595,311.72 beginning
                                August 8, 2007 through maturity.
ARD:                            NAP
HYPERAMORTIZATION:              NAP
MATURITY DATE:                  August 8, 2015
EXPECTED MATURITY BALANCE(3):   $532,898
SPONSORS:                       Fisher Brothers and National Bulk
                                Carriers
INTEREST CALCULATION:           Actual/360
CALL PROTECTION(4):             Locked out until the earlier of
                                July 6, 2008 or 2 years after the
                                REMIC "start-up" date, with U.S.
                                Treasury defeasance thereafter.
                                Prepayable without penalty from and
                                after February 8, 2025.

LOAN PER SF(1):                 $270.81

UP-FRONT RESERVES:              TI/LC:       $5,000,000

ONGOING RESERVES:               Ground
                                Rent:        Springing
                                RE Tax:      Springing
                                Insurance:   Springing
                                Cap Ex       Springing
                                TI/LC:       $325,000 monthly,
                                             capped at $5,000,000.
                                             See discussion below
                                             regarding last three
                                             years of loan term.

LOCKBOX:                        Hard

--------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:  Single Asset
PROPERTY TYPE:             Office
PROPERTY SUB-TYPE:         Urban
LOCATION:                  New York, NY
YEAR BUILT/RENOVATED:      1969/1988 & 2004
OCCUPANCY(2):              96.2%
SQUARE FOOTAGE:            1,896,140
THE COLLATERAL:            Urban office building
OWNERSHIP INTEREST:        Fee/Leasehold

PROPERTY MANAGEMENT:       Fisher Brothers Management Co. LLC

U/W NET OP. INCOME:        $75,140,150
U/W NET CASH FLOW:         $71,975,820
U/W OCCUPANCY:             96.2%
APPRAISED VALUE:           $1,250,000,000
CUT-OFF DATE LTV(1):       41.1%
MATURITY DATE LTV(3):      0.1%
DSCR(1):                   2.58x
POST IO DSCR(1):           1.93x
--------------------------------------------------------------------

(1)  The subject $46,800,000 loan represents a 9.11% pari passu interest in the
     $513,495,115 senior portion of a $730,000,000 mortgage loan. Cut-off Date
     LTV and Loan per SF numbers in this table are based on the total
     $513,495,115 senior financing. The Post IO DSCR was calculated by adding the first 12 monthly payments due with respect to the 1345 Avenue of the
     Americas Pari Passu Loan and the 1345 Avenue of the Americas Companion
     Loans, during the first 12 months of the amortization period of the 1345
     Avenue of the Americas Pari Passu Loan and the 1345 Avenue of the Americas
     Non-Trust Loans. Such monthly payments are comprised of (i) principal payments computed by allocating all principal payments during the first 121 months of the loan term (beginning August 8, 2007) to the 1345 Avenue of the Americas Pari Passu Loan and 1345 Avenue of the Americas Companion
     Loans and (ii) interest payments computed by applying the 5.3645% coupon to the outstanding principal balance of the 1345 Avenue of the Americas Pari
     Passu Loan and the 1345 Avenue of the Americas Companion Loans (aggregate original balance of $513,495,115). The resulting loan constant for the 1345
     Avenue of the Americas Pari Passu Loan and the 1345 Avenue of the Americas
     Companion Loans is 7.272%. The DSCR was calculated based on the interest only portion of the 1345 Avenue of the Americas Pari Passu Loan and the
     1345 Avenue of the Americas Companion Loans.

(2)  Occupancy is based on the rent roll dated June 1, 2005.

(3)  Expected Maturity Date Balance and Maturity Date LTV are based on the expected balance as of August 8, 2015 of the Note 1-A1 and not on the total
     $513,495,116 senior financing.

(4)  Call protection is based on the entire $730,000,000 mortgage loan.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       44

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

THE 1345 AVENUE OF THE AMERICAS LOAN

      THE LOAN. The eighth largest loan (the "1345 Avenue of the Americas Loan")
as evidenced by the Amended and Restated Promissory Note 1-A1 (the "1345 Avenue
of the Americas Note"), is secured by a first priority Fee and Leasehold
Mortgage, Assignment of Leases and Rents and Security Agreement (the "1345
Avenue of the Americas Mortgage") encumbering the 1,896,140 square foot urban office building known as 1345 Avenue of the Americas, located in New York, New
York (the "1345 Avenue of the Americas Property"). The 1345 Avenue of the
Americas Loan was originated on July 6, 2005 by or on behalf of Morgan Stanley
Mortgage Capital Inc. ("Morgan Stanley") and UBS Real Estate Investments Inc.
("UBS").

      THE BORROWER. The borrowers are 1345 Fee LLC, a Delaware limited liability company (the "1345 Avenue of the Americas Fee Borrower") and 1345 Leasehold LLC,
a Delaware limited liability company (the "1345 Avenue of the Americas Leasehold
Borrower" and, collectively, together with the 1345 Avenue of the Americas Fee
Borrower, the "1345 Avenue of the Americas Borrower"). The 1345 Avenue of the
Americas Fee Borrower and the 1345 Avenue of the Americas Leasehold Borrower
each owns no material assets other than its respective fee or leasehold interest in the 1345 Avenue of the Americas Property and related interests. Members of the Fisher family ("Fisher Brothers") and trusts for the benefit of Fisher family members indirectly own 50% of the general and limited partnership interests in the indirect sole member of the 1345 Avenue of the Americas
Leasehold Borrower. National Bulk Carriers, Inc. ("National Bulk Carriers"), a
New Jersey corporation owned by a charitable trust, indirectly owns the remaining 50% of the general and limited partnership interests in the indirect sole member of the 1345 Avenue of the Americas Leasehold Borrower. Fisher
Brothers indirectly owns a 50% limited partnership interest and a 0.5% general partnership interest in the indirect sole member of the 1345 Avenue of the
Americas Fee Borrower, and National Bulk Carriers indirectly owns a 49% limited partnership interest and a 0.5% general partnership interest in the indirect sole member of the 1345 Avenue of the Americas Fee Borrower.

      THE PROPERTY. The 1345 Avenue of the Americas Property is located in midtown Manhattan, at 1345 Avenue of the Americas. The 1345 Avenue of the
Americas Property was originally constructed in 1969 and renovated in 1988 and
2004. It consists of an office tower that comprises 1,896,140 rentable square feet. The 1345 Avenue of the Americas Property includes office space, a theater, a parking garage that provides 341 spaces and an adjacent parking lot. The 1345
Avenue of the Americas Property is owned in fee by the 1345 Avenue of the
Americas Fee Borrower and leased to the 1345 Avenue of the Americas Leasehold
Borrower pursuant to a ground lease that expires on January 1, 2046.

----------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------
                          # OF        AVERAGE BASE      % OF TOTAL      CUMULATIVE    % OF TOTAL BASE     CUMULATIVE % OF TOTAL
                         LEASES       RENT PER SF       SQUARE FEET      % OF SF      RENTAL REVENUES      BASE RENTAL REVENUES
        YEAR             ROLLING        ROLLING           ROLLING        ROLLING          ROLLING                ROLLING
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------

       Vacant              --              --               4%              4%               --                     --
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
         MTM               --              --               0%              4%               --                     --
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2005                3           $123.18             0%              4%               0%                     0%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2006                3            $13.11             0%              4%               0%                     0%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2007                1            $66.67             0%              4%               0%                     0%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2008                2            $38.77             2%              6%               2%                     2%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2009                4            $38.70             0%              6%               0%                     2%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2010                2            $40.89             3%              9%               2%                     4%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2011                3            $58.69             6%             16%               8%                    12%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2012                2            $41.33             2%             18%               2%                    14%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2013                2          $1,842.59            0%             18%               0%                    14%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2014                1        $1,250,000.00          0%             18%               1%                    16%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2015                1            $81.87             1%             18%               1%                    17%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2016                7            $44.37             19%            38%              18%                    35%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2017               --              --               --             38%               0%                    35%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2018                1            $31.60             1%             39%               1%                    35%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2019                3            $69.77             7%             45%              10%                    45%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
        2020                4            $24.20             8%             54%               4%                    49%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------
    2021 & Beyond          21            $52.53             46%            100%             51%                    100%
---------------------- ------------ ----------------- ---------------- ------------- ------------------- -------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       45

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

The following table presents certain information relating to the major tenants at the 1345 Avenue of the Americas Property:

-------------------------------------- ------------- ---------- -------- ------------- ------------- ------------- -----------------
                                          CREDIT
                                          RATING                                        % OF TOTAL    ANNUALIZED
                                          (FITCH/                         ANNUALIZED    ANNUALIZED   UNDERWRITTEN
                                          MOODY'S     TENANT     % OF    UNDERWRITTEN  UNDERWRITTEN   BASE RENT
               TENANT NAME               /S&P)(1)      NRSF      NRSF     BASE RENT     BASE RENT    ($ PER NRSF)   LEASE EXPIRATION
-------------------------------------- ------------- ---------- -------- ------------- ------------- ------------- -----------------

Alliance Capital Mgmt. L.P.(2)            A+/A2/A+     879,211       46% $46,186,831        51%         $52.53          12/31/2024
-------------------------------------- ------------- ---------- -------- ------------- ------------- ------------- -----------------
Pimco Advisors L.P.(3)                   A+/Aa3/AA-    179,441       10% $8,074,845         9%          $45.00          12/31/2016
-------------------------------------- ------------- ---------- -------- ------------- ------------- ------------- -----------------
Linklaters                                --/--/--     159,199        8% $3,852,229         4%          $24.20           8/31/2020
-------------------------------------- ------------- ---------- -------- ------------- ------------- ------------- -----------------
Avon Products, Inc.                       A+/A2/A      132,425        7% $5,784,727         6%          $43.68          10/31/2016
-------------------------------------- ------------- ---------- -------- ------------- ------------- ------------- -----------------
Accenture LLP                             --/--/A+     117,619        6% $7,596,355         8%          $64.58           5/31/2019
-------------------------------------- ------------- ---------- -------- ------------- ------------- ------------- -----------------
MedPointe (formerly Carter-Wallace,
   Inc.)(4)                               --/--/--     116,544        6% $6,992,640         8%          $60.00           5/31/2011
-------------------------------------- ------------- ---------- -------- ------------- ------------- ------------- -----------------
Nichimen America, Inc.                    --/--/--     40,372         2% $1,668,624         2%          $41.33           4/30/2012
-------------------------------------- ------------- ---------- -------- ------------- ------------- ------------- -----------------
Stern Stewart Mgmt. Serv. Inc.            --/--/--     39,509         2% $1,517,833         2%          $38.42           7/31/2008
-------------------------------------- ------------- ---------- -------- ------------- ------------- ------------- -----------------
Howard J. Rubenstein Assoc. Inc.          --/--/--     54,106         3% $2,380,014         3%          $44.00           2/28/2016
-------------------------------------- ------------- ---------- -------- ------------- ------------- ------------- -----------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Alliance Capital Mgmt. L.P.'s lease permits the landlord to unilaterally extend the expiration date from December 31, 2019 to December 31, 2024 with
     3 years notice to the tenant. This table assumes this option is exercised.
     Additionally, Alliance Capital Mgmt. L.P. has subleased the 10th floor to
     Hearst Publishing and the 45th floor to Banco Bilboa.

(3)  PIMCO Advisors L.P. has subleased the 46th floor and part of the 47th floor to Fortress Investment Group LLC.

(4)  MedPointe (formerly Carter-Wallace, Inc.) has subleased the 42nd floor to
     Hearst Publishing and the 43rd and 44th floors to Arnold & S. Bleichroeder,
     Inc.

     PROPERTY MANAGEMENT. The 1345 Avenue of the Americas Property is managed by
Fisher Brothers Management Co. LLC, an affiliate of the 1345 Avenue of the
Americas Borrower. The management agreement is subordinate to the 1345 Avenue of the Americas Loan.

     ESCROWS AND RESERVES. The 1345 Avenue of the Americas Borrower must deposit
$325,000 monthly into a reserve for leasing commissions and tenant improvements, up to a cap of $5,000,000 in the reserve account at any time. In addition, during the last three years of the loan term, the 1345 Avenue of the Americas
Borrower is required to deposit $1,041,667 each month for leasing commissions and tenant improvements, provided that if as of July 1, 2022 or as of the first day of any calendar month thereafter, (i) underwritten cash flow (based on gross revenues from leases expiring no sooner than August 8, 2030) is at least
$70,000,000 and (ii) occupancy is at least 85%, then such deposits will be capped at an amount equal to the Long Term Lease Obligations. If the Long Term
Lease Obligations are less than the amount then on deposit, then such difference will be returned to the 1345 Avenue of the Americas Borrower, provided no event of default then exists. "Long Term Lease Obligations" is defined as all landlord costs under Long Term Leases (including leasing commissions, tenant allowances, free rent and tenant improvements) from and after the first date that Required
Underwriteable Cash Flow has been met. "Required Underwriteable Cash Flow" is defined as underwritten cash flow of at least $70,000,000 based on only revenues from Long Term Leases as of July 1, 2022 and as of the first day of every month thereafter. "Long Term Leases" is defined as leases in place on the date of calculation of Required Underwriteable Cash Flow that generally run at least until August 8, 2030. Following an event of default or occurrence of a Trigger
Event (described below), the 1345 Avenue of the Americas Borrower is required to deposit each month an amount equal to the ground rent payment under the ground lease.

     The 1345 Avenue of the Americas Borrower may substitute letters of credit for any reserve deposits required under the 1345 Avenue of the Americas Loan.

     During a Trigger Period (described below), the 1345 Avenue of the Americas
Borrower is required to deposit: (a) into a tax reserve account 1/12 of the total estimated annual taxes monthly, (b) into an insurance reserve account 1/12 of the total estimated annual insurance premiums monthly, and (c) into a capital expenditures fund reserve $40,000 monthly. A "Trigger Period" is defined as a period commencing (the "Trigger Event") (i) when underwriteable cash flow is less than $60,000,000 and ending when underwriteable cash flow is, and will have been for the immediately preceding six calendar months, equal to or greater than
$63,000,000 or (ii) upon an event of default and ending when the event of default has been cured or waived by Lender.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The 1345 Avenue of the
Americas Borrower may obtain mezzanine financing subject to various conditions including: (i) the amount will not result in an aggregate LTV greater than 75%
and DSCR less than 1.10x (determined using a specific loan constant), (ii) the subordinate mezzanine lender enters into an intercreditor agreement and (iii) if such mezzanine financing bears interest at a floating rate, such mezzanine financing documents require an interest rate cap at a fixed strike price.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS/PARTIAL DEFEASANCE. At any time, the 1345 Avenue of the
Americas Loan may be defeased in whole. The 1345 Avenue of the Americas Borrower may also partially defease the 1345 Avenue of the Americas Loan and obtain a release of one or more of the following parcels (each, a "Release Parcel"): (a)
the Ziegfield Theater, (b) the 1345 Avenue of the Americas parking garage, or
(c) the 1345 Avenue of the Americas parking lot. The release of any parcel is subject to certain legal conditions as specified in the mortgage loan documents including delivery of substitute defeasance notes secured by appropriate U.S.
obligations and having a principal balance equal to its proportionate share
(based on the principal balances of the

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       46

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

1345 Avenue of the Americas Loans then outstanding) of (i) $8,000,000 if the
Ziegfield Theater is the Release Parcel, (ii) $19,625,000 if parking garage is the Release Parcel, (iii) $1,750,000 if the parking lot is the Release Parcel, or (iv) if there is more than one 1345 Avenue of the Americas Release Parcel, the sum of the applicable amounts listed.

     Certain additional information regarding the 1345 Avenue of Americas Loan and the 1345 Avenue of Americas Property as set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       47

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 9 - 200 MADISON AVENUE
--------------------------------------------------------------------------------

                     [PHOTO OF 200 MADISON AVENUE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       48

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 9 - 200 MADISON AVENUE
--------------------------------------------------------------------------------

                       [MAP OF CENTRAL MANHATTAN OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       49

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 9 - 200 MADISON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------
                         LOAN INFORMATION
------------------------------- ------------------------------------
LOAN PURPOSE:                   Refinance
ORIGINAL BALANCE(1):            $45,000,000
CUT-OFF DATE BALANCE(1):        $45,000,000
SHADOW RATING (MOODY'S/FITCH):  Aa3/AA
FIRST PAYMENT DATE:             May 1, 2005

INTEREST RATE:                  4.950%
AMORTIZATION:                   Interest Only
ARD:                            NAP
HYPERAMORTIZATION:              NAP
MATURITY DATE:                  April 1, 2015
EXPECTED MATURITY BALANCE(1):   $45,000,000
SPONSOR:                        George Comfort & Sons
INTEREST CALCULATION:           Actual/360
CALL PROTECTION:                Locked out until the earlier of
                                March 15, 2008 or 2 years after
                                the REMIC "start-up" date, with
                                U.S. Treasury defeasance
                                thereafter.  Prepayable without
                                penalty from and after December 1,
                                2014.

LOAN PER SF(1):                 $135.03

UP-FRONT RESERVES:              None

ONGOING RESERVES:               RE Tax:               Springing
                                Insurance:            Springing
                                TI/LC:                Springing
                                Cap Ex:               Springing

LOCKBOX(2):                     Soft, Springing to Hard
--------------------------------------------------------------------

--------------------------------------------------------------------

-----------------------------------------------------------------
                      PROPERTY INFORMATION
-----------------------------------------------------------------
SINGLE ASSET/PORTFOLIO: Single Asset

PROPERTY TYPE:          Office
PROPERTY SUB-TYPE:      Urban
LOCATION:               New York, NY

YEAR BUILT/RENOVATED:   1925/2003 - 2004
OCCUPANCY(3):           98.3%
SQUARE FOOTAGE:         666,527
THE COLLATERAL:         26-story high rise office building
OWNERSHIP INTEREST:     Fee

PROPERTY MANAGEMENT:    George Comfort & Sons, Inc.

U/W NET OP. INCOME:     $13,185,391
U/W NET CASH FLOW:      $11,823,978
U/W OCCUPANCY:          97.2%
APPRAISED VALUE:        $200,000,000
CUT-OFF DATE LTV(1):    45.0%
MATURITY DATE LTV(1):   45.0%
DSCR(1):                2.62x
POST IO DSCR(1):        NAP
-----------------------------------------------------------------

-----------------------------------------------------------------

(1)  The subject $45,000,000 loan represents a 50% pari passu interest in a
     $90,000,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $90,000,000 financing.
(2)  A soft lockbox is in place with respect to the 200 Madison Avenue Loan. A hard lockbox will be established if net operating income declines below 65%
     of net operating income at the closing.
(3)  Occupancy is based on the rent roll dated August 15, 2005.

THE 200 MADISON AVENUE LOAN

      THE LOAN. The ninth largest loan (the "200 Madison Avenue Loan") as evidenced by the Promissory Note (the "200 Madison Avenue Note") is secured by a first priority fee Consolidated, Amended and Restated Mortgage, Security
Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents,
Security and Security Deposits (the "200 Madison Avenue Mortgage") encumbering the 666,527 square foot urban office building located in New York, New York (the
"200 Madison Avenue Property"). The 200 Madison Avenue Loan was originated on
March 15, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is 200 Madison Owner LLC, a Delaware limited liability company (the "200 Madison Avenue Borrower") that owns no material asset other than the 200 Madison Avenue Property and related interests. The 200
Madison Avenue Borrower is controlled by, Loeb Partners Realty and George
Comfort & Sons, the sponsor of the 200 Madison Avenue Loan. Loeb Partners Realty is a private real estate company with a reported current portfolio in excess of
12,000,000 square feet. George Comfort & Sons is a private real estate company based in New York City that reportedly manages in excess of 8,000,000 square feet, in 57% of which it has ownership interests.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       50

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

      THE PROPERTY. The 200 Madison Avenue Property is located in the Midtown business district of New York, New York, at 36th Street. The 200 Madison Avenue
Property was originally constructed in 1925. It consists of a 666,527 square foot, 26-story high-rise office building consisting of single- and multi-tenanted office floors with Phillips-Van Huesen Corp. as a major anchor tenant occupying eight upper-level floors. There are a total of 28 office tenants and six retail tenants.

-----------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE
---------------------- ------------- ------------------ ------------- ----------------- -------------------- ----------------------
                                       AVERAGE BASE      % OF TOTAL                       % OF TOTAL BASE       CUMULATIVE % OF
                       # OF LEASES      RENT PER SF     SQUARE FEET   CUMULATIVE % OF     RENTAL REVENUES      TOTAL BASE RENTAL
         YEAR            ROLLING          ROLLING         ROLLING        SF ROLLING           ROLLING          REVENUES ROLLING
---------------------- ------------- ------------------ ------------- ----------------- -------------------- ----------------------

        Vacant              --              --               2%              2%                 --                    --
---------------------- ------------- ------------------ ------------- ----------------- -------------------- ----------------------
         MTM                5             $32.35             2%              4%                 3%                    3%
---------------------- ------------- ------------------ ------------- ----------------- -------------------- ----------------------
         2005               3             $31.26             3%              7%                 3%                    5%
---------------------- ------------- ------------------ ------------- ----------------- -------------------- ----------------------
         2006               3             $26.75             9%              16%                8%                    13%
---------------------- ------------- ------------------ ------------- ----------------- -------------------- ----------------------
         2007               2             $43.49             0%              16%                1%                    14%
---------------------- ------------- ------------------ ------------- ----------------- -------------------- ----------------------
         2008               --              --               --              16%                --                    14%
---------------------- ------------- ------------------ ------------- ----------------- -------------------- ----------------------
         2009               1             $81.22             0%              16%                0%                    14%
---------------------- ------------- ------------------ ------------- ----------------- -------------------- ----------------------
         2010               7             $46.70             4%              20%                6%                    20%
---------------------- ------------- ------------------ ------------- ----------------- -------------------- ----------------------
         2011               3             $26.38             5%              25%                4%                    24%
---------------------- ------------- ------------------ ------------- ----------------- -------------------- ----------------------
         2012               1             $26.00             7%              32%                6%                    30%
---------------------- ------------- ------------------ ------------- ----------------- -------------------- ----------------------
         2013               9             $33.62            22%              53%               24%                    54%
---------------------- ------------- ------------------ ------------- ----------------- -------------------- ----------------------
         2014               3             $31.82            23%              76%               24%                    77%
---------------------- ------------- ------------------ ------------- ----------------- -------------------- ----------------------
    2015 & Beyond           6             $28.86            24%             100%               23%                   100%
---------------------- ------------- ------------------ ------------- ----------------- -------------------- ----------------------

The following table presents certain information relating to the major tenants at the 200 Madison Avenue Property:

------------------------- ---------------- ----------- -------- --------------- -------------- ------------------- -----------------
                                                                                 % OF TOTAL
                            CREDIT RATING                         ANNUALIZED     ANNUALIZED        ANNUALIZED
                              (FITCH/         TENANT    % OF     UNDERWRITTEN   UNDERWRITTEN   UNDERWRITTEN BASE
         TENANT NAME      MOODY'S/S&P)(1)     NRSF      NRSF      BASE RENT       BASE RENT    RENT ($ PER NRSF)    LEASE EXPIRATION
------------------------- ---------------- ----------- -------- --------------- -------------- ------------------- -----------------

Phillips-Van Heusen Corp.   --/B2/BB+       151,597      23%     $4,823,908          24%            $31.82             5/1/2014
------------------------- ---------------- ----------- -------- --------------- -------------- ------------------- -----------------
Lally McFarland Pantello     --/--/--       102,383      15%     $3,678,328          18%            $35.93             5/1/2013
------------------------- ---------------- ----------- -------- --------------- -------------- ------------------- -----------------
Greater NY Mutual            --/--/--        89,386      13%     $2,592,194          13%            $29.00             1/1/2018
------------------------- ---------------- ----------- -------- --------------- -------------- ------------------- -----------------
United Feature Syndicate     --/--/--        46,718      7%      $1,240,590          6%             $26.55             2/28/2016
------------------------- ---------------- ----------- -------- --------------- -------------- ------------------- -----------------
Primedia, Inc.               --/B2/B         45,396      7%      $1,225,692          6%             $27.00            10/31/2006
------------------------- ---------------- ----------- -------- --------------- -------------- ------------------- -----------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     PROPERTY MANAGEMENT. The 200 Madison Avenue Property is managed by George
Comfort & Sons, Inc., an affiliate of the sponsor of the 200 Madison Avenue
Loan.

     ESCROWS AND RESERVES. Upon the occurrence and continuance of a lockbox trigger period (as discussed below), (a) the 200 Madison Avenue Borrower is required to deposit all accrued insurance and real estate taxes for the insurance period and tax year into a reserve account and to deposit into this reserve account 1/12 of the total annual amount monthly; and (b) the 200 Madison
Avenue Borrower is required to deposit $13,875 monthly into a replacement reserve account and $111,000 monthly into a leasing reserve account.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. If no event of default shall have occurred and be continuing, the 200 Madison Avenue Borrower may incur, create or assume permitted debt, provided that each such amount shall be paid within sixty (60) days following the date on which each such amount is incurred.
Partners in 200 Madison Associates, L.P. may loan up to $10,000,000 of unsecured debt to 200 Madison Associates, L.P., and any such debt shall be used solely by
200 Madison Associates, L.P. as a capital contribution to 200 Madison Tier II
LLC, which amount shall in turn be contributed by 200 Madison Tier II LLC as a capital contribution to the 200 Madison Avenue Borrower and shall be used by the
200 Madison Avenue Borrower solely for expenses related to the operation, maintenance, leasing and improvement of the 200 Madison Avenue Property or payments of amounts due under the 200 Madison Avenue Loan.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the 200 Madison Avenue Loan and the 200 Madison Avenue Property as set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       51

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 10 - COMPUTERSHARE CANTON
--------------------------------------------------------------------------------

                     [PHOTO OF COMPUTERSHARE CANTON OMITTED]

                     [PHOTO OF COMPUTERSHARE CANTON OMITTED]

                     [PHOTO OF COMPUTERSHARE CANTON OMITTED]

                     [PHOTO OF COMPUTERSHARE CANTON OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       52

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 10 - COMPUTERSHARE CANTON
--------------------------------------------------------------------------------

                    [MAP OF THE GREATER BOSTON AREA OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       53

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 10 - COMPUTERSHARE CANTON
--------------------------------------------------------------------------------

--------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------
LOAN PURPOSE:                   Acquisition
ORIGINAL BALANCE:               $44,500,000
CUT-OFF DATE BALANCE:           $44,500,000
SHADOW RATING (MOODY'S/FITCH):  NAP
FIRST PAYMENT DATE:             November 1, 2005
INTEREST RATE:                  5.339%
AMORTIZATION:                   Interest Only
ARD:                            October 1, 2010
HYPERAMORTIZATION:              After the ARD, the loan interest
                                rate steps up to 5.339% plus 2%;
                                additional payments to principal
                                of excess cash flow will be
                                required until the loan is paid in
                                full

MATURITY DATE:                  October 1, 2035
EXPECTED ARD BALANCE:           $44,500,000
SPONSOR:                        Inland Western Retail Real Estate
                                Trust, Inc.
INTEREST CALCULATION:           30/360
CALL PROTECTION:                Lockout through September 30,
                                2008.  In connection with any
                                voluntary prepayment, the borrower
                                must pay a premium equal to the
                                greater of a yield maintenance
                                premium and 1% of the principal
                                balance thereafter. Prepayable
                                without penalty from and after
                                September 1, 2010.

LOAN PER SF:                    $240.32

UP-FRONT RESERVES:              None

ONGOING RESERVES:               RE Tax:           Springing
                                Insurance:        Springing
                                Cap Ex:           Springing

LOCKBOX(1):                     Springing to Hard
--------------------------------------------------------------------

--------------------------------------------------------------------

-------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:     Single Asset
PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            Suburban
LOCATION:                     Canton, MA
YEAR BUILT / RENOVATED:       2002 / 2004
OCCUPANCY(2):                 100.0%
SQUARE FOOTAGE:               185,171
THE COLLATERAL:               Three story, class A office
                              building
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          Inland US Management LLC

U/W NET OP. INCOME:           $4,429,290
U/W NET CASH FLOW:            $4,392,256
U/W OCCUPANCY:                92.0%
APPRAISED VALUE:              $69,500,000
CUT-OFF DATE LTV:             64.0%
ARD LTV:                      64.0%
DSCR:                         1.85x
POST IO DSCR:                 NAP
-------------------------------------------------------------------

(1)  Hard Lockbox is triggered upon (i) an event of default, (ii) a DSCR less than or equal to 1.75x, (iii) the borrower's failure to repay the debt on or before the payment date three months prior to the ARD or (iv) the bankruptcy or insolvency of the borrower, the property manager, or the anchor tenant.

(2)  Occupancy is based on a lease expiring in May 2019.

THE COMPUTERSHARE CANTON LOAN

     THE LOAN. The tenth largest loan (the "Computershare Canton Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the Computershare Canton office property located in Canton, Massachusetts (the
"Computershare Canton Property"). The Computershare Canton Loan was originated on September 21, 2005 by Bear Stearns Commercial Mortgage, Inc.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       54

                          $1,948,599,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-TOP20

     THE BORROWER. The borrower is Inland Western Canton O Green, L.L.C., a
Delaware limited liability company (the "Computershare Canton Borrower") that owns no material assets other than the Computershare Canton Property. The
Computershare Canton Borrower is wholly owned by Inland Western Retail Real
Estate Trust, Inc. ("IWEST"). As of June 30, 2005, IWEST reported total assets of $6.38 billion and total shareholder's equity of over $3.06 billion and owned a portfolio of 187 properties containing an aggregate of approximately 31.5 million square feet of gross leaseable area. The Inland Group, Inc. is the parent company of IWEST. The Inland Group, Inc. together with its subsidiaries and affiliates is a fully-integrated real estate company providing property management, leasing, marketing, acquisition, development, redevelopment, syndication, renovation, construction finance and other related services.
Currently, the Inland real estate group of companies employs more than 1,000 people, manages over $13 billion in assets, and more than 100 million square feet of commercial property.

     THE PROPERTY. The Computershare Canton Property is a three story, class
`A', 185,171 square foot office building and 932 space parking garage located in
Canton, Massachusetts approximately 20 miles south of the Boston CBD. The
Computershare Canton Property is situated in an office park along Route 128 with direct access to several major roadways including Interstates 95 and 93. The
Computershare Canton Property is 100% leased to Computershare Shareholder
Services, Inc., f/k/a Equiserve, Inc. under a triple net lease expiring in May
2019. Equiserve, Inc. was acquired by Computershare in June 2005 and
Computershare has fully guaranteed the lease. Computershare, based in Australia, is the largest and sole global provider of shareholder and employee management services with operations in 21 countries on six continents and with more than 90 million shareholder accounts as part of its 14,000 company client base.
Following the acquisition of Equiserve, Inc., Computershare moved Equiserve's headquarters to the Computershare Canton Property.

-----------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
----------------- ------------- ------------------ ------------------ ------------- -------------------- --------------------
                                  AVERAGE BASE        % OF TOTAL       CUMULATIVE     % OF TOTAL BASE      CUMULATIVE % OF
                  # OF LEASES      RENT PER SF        SQUARE FEET       % OF SF       RENTAL REVENUES     TOTAL BASE RENTAL
      YEAR          ROLLING          ROLLING            ROLLING         ROLLING           ROLLING         REVENUES ROLLING
----------------- ------------- ------------------ ------------------ ------------- -------------------- --------------------

     Vacant            --              --                 --               --               --                   --
----------------- ------------- ------------------ ------------------ ------------- -------------------- --------------------
      2005             --              --                 --               --               --                   --
----------------- ------------- ------------------ ------------------ ------------- -------------------- --------------------
      2006             --              --                 --               --               --                   --
----------------- ------------- ------------------ ------------------ ------------- -------------------- --------------------
      2007             --              --                 --               --               --                   --
----------------- ------------- ------------------ ------------------ ------------- -------------------- --------------------
      2008             --              --                 --               --               --                   --
----------------- ------------- ------------------ ------------------ ------------- -------------------- --------------------
      2009             --              --                 --               --               --                   --
----------------- ------------- ------------------ ------------------ ------------- -------------------- --------------------
      2010             --              --                 --               --               --                   --
----------------- ------------- ------------------ ------------------ ------------- -------------------- --------------------
      2011             --              --                 --               --               --                   --
----------------- ------------- ------------------ ------------------ ------------- -------------------- --------------------
      2012             --              --                 --               --               --                   --
----------------- ------------- ------------------ ------------------ ------------- -------------------- --------------------
      2013             --              --                 --               --               --                   --
----------------- ------------- ------------------ ------------------ ------------- -------------------- --------------------
      2014             --              --                 --               --               --                   --
----------------- ------------- ------------------ ------------------ ------------- -------------------- --------------------
  2015 & Beyond        1             $26.00              100%             100%             100%                 100%
----------------- ------------- ------------------ ------------------ ------------- -------------------- --------------------

  The following table presents certain information relating to the tenant at the
Computershare Canton Property.

------------------- ------------------- -------------- -------------- -------------- ------------- -------------- ------------------
                                                                                      % OF TOTAL     ANNUALIZED
                                                                        ANNUALIZED    ANNUALIZED    UNDERWRITTEN
                       CREDIT RATING                                   UNDERWRITTEN   UNDERWRITTEN  BASE RENT ($
   TENANT NAME      (FITCH/MOODY'S/S&P)   TENANT NRSF    % OF NRSF     BASE RENT ($)   BASE RENT      PER NRSF)     LEASE EXPIRATION
------------------- ------------------- -------------- -------------- -------------- ------------- -------------- ------------------

EquiServe, Inc.         --/--/--          185,171         100%        $4,814,446       100%          $26.00          5/31/2019
------------------- ------------------- -------------- -------------- -------------- ------------- -------------- ------------------

         ESCROWS AND RESERVES. Real estate tax and insurance reserves spring if the Computershare Canton Borrower fails to provide evidence of payment. Cap Ex reserve springs if the Computershare Canton Borrower fails to provide evidence of property maintenance or an event of default occurs.

         PROPERTY MANAGEMENT. The Computershare Canton Property is managed by the Inland US Management LLC, which is affiliated with the Computershare Canton
Borrower.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

         RELEASE OF PARCELS.  Not allowed.

         Certain additional information regarding the Computershare Canton Loan and the Computershare Canton Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       55

                     STATEMENT REGARDING ASSUMPTIONS AS TO
                     -------------------------------------
              SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
              ---------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley &
Co. Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions
(historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.
Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the
Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current.
Contact your registered representative for the Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The
Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the
Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.